UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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Computer Programs and Systems, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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March 31, 2014
To the Stockholders of Computer Programs and Systems, Inc.:

You are invited to attend the 2014 Annual Meeting of Stockholders of Computer Programs and Systems, Inc. (the “Company”), which will be held at the Mobile Convention Center, One South Water Street, Mobile, Alabama 36602, on Thursday, May 15, 2014 at 9:00 a.m., Central Time. Formal notice of the annual meeting, a proxy statement and a proxy card accompany this letter.

Also enclosed is the Company’s 2013 Annual Report to Stockholders.

Information about the annual meeting and the various matters on which the stockholders will act is included in the enclosed notice of annual meeting of stockholders and proxy statement. Please carefully consider the enclosed proxy statement and execute and return your proxy card so that the Company may be assured of the presence of a quorum at the annual meeting. A self-addressed, postage-prepaid envelope is enclosed for your convenience in replying. The prompt return of your proxy card will be of great assistance in reducing the expense of subsequent mailings. If you attend the annual meeting, and so elect, you may withdraw your proxy and vote in person.

Sincerely,

David A. Dye
Chairman of the Board

COMPUTER PROGRAMS AND SYSTEMS, INC.
6600 Wall Street
Mobile, Alabama 36695

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD THURSDAY, MAY 15, 2014

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders of Computer Programs and Systems, Inc. (the “Company”) will be held at 9:00 a.m., Central Time, on Thursday, May 15, 2014, at the Mobile Convention Center, One South Water Street, Mobile, Alabama 36602. Directions to attend the annual meeting where you may vote in person can be found on our website at http://investors.cpsi.com. The annual meeting is being held for the following purposes:

1.	To elect two Class III directors to serve on the Board of Directors of the Company for a three-year term expiring at the 2017 annual meeting;

2.	To approve the adoption of the Computer Programs and Systems, Inc. 2014 Incentive Plan;

3.	To approve the amendment and restatement of the Computer Programs and Systems, Inc. 2005 Restricted Stock Plan;

4.	To ratify the appointment of Grant Thornton LLP as independent registered public accountants for the year ending December 31, 2014;

5.	To approve on an advisory basis the compensation of our named executive officers; and

6.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

The Board of Directors has set March 17, 2014 as the record date for the annual meeting. Only holders of record of the Company’s common stock at the close of business on the record date will be entitled to notice of, and to vote at, the annual meeting.

This proxy statement provides you with detailed information about the proposals to be voted on at the meeting. With this proxy statement we are also including a copy of our 2013 Annual Report to Stockholders in order to provide you with additional information about us. We encourage you to read this proxy statement and the 2013 Annual Report carefully.

The annual meeting may be adjourned from time to time without notice other than announcement at the meeting or at adjournments thereof, and any business for which notice is hereby given may be transacted at any such adjournment.

By order of the Board of Directors,

David A. Dye
Chief Financial Officer and Secretary
March 31, 2014
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 15, 2014: THIS PROXY STATEMENT AND THE ACCOMPANYING 2013 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT http://investors.cpsi.com.

Whether or not you plan to attend the annual meeting, please take the time to vote by completing, signing, dating and returning the enclosed proxy card in the self-addressed, postage-prepaid envelope provided. Returning your proxy card does not deprive you of your right to attend the annual meeting and to vote your shares in person.

PROXY STATEMENT

COMPUTER PROGRAMS AND SYSTEMS, INC.
6600 Wall Street
Mobile, Alabama 36695

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD THURSDAY, MAY 15, 2014

INFORMATION ABOUT THE ANNUAL MEETING

Our 2014 Annual Meeting of Stockholders will be held at the Mobile Convention Center, One South Water Street, Mobile, Alabama 36602 on Thursday, May 15, 2014 at 9:00 a.m., Central Time.
Solicitation of Proxies
Our Board of Directors has sent you this proxy statement to solicit your vote at the annual meeting (including any adjournment or postponement of the annual meeting). In this proxy statement we summarize information that we are required to provide you under the rules of the Securities and Exchange Commission. This proxy statement is designed to assist you in voting your shares. On or about March 31, 2014, we began mailing this proxy statement and the 2013 Annual Report to all stockholders of record at the close of business on March 17, 2014.
We will bear the cost of the solicitation of proxies. We will request brokers or nominees to forward this proxy statement to their customers and principals and will reimburse them for expenses so incurred. If deemed necessary, we may also use our officers and regular employees, without additional compensation, to solicit proxies personally or by telephone.
Stockholders Entitled to Vote
The Board of Directors has set March 17, 2014 as the record date for the annual meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the annual meeting. At the close of business on March 17, 2014, there were 11,163,950 shares of the common stock of the Company, par value $.001 per share, outstanding. Each stockholder is entitled to one vote in person or by proxy for each share of common stock held on all matters properly to come before the annual meeting.
Proposals to be Considered at the Annual Meeting
At the annual meeting, we will ask you to:

Proposal 1:	Elect two Class III directors to serve on the Board of Directors of the Company for a three-year term expiring at the 2017 annual meeting;

Proposal 2:	Approve the adoption of the Computer Programs and Systems, Inc. 2014 Incentive Plan;

Proposal 3:	Approve the amendment and restatement of the Computer Programs and Systems, Inc. 2005 Restricted Stock Plan;

Proposal 4:	Ratify the appointment of Grant Thornton LLP as independent registered public accountants for the year ending December 31, 2014; and

Proposal 5:
Approve on an advisory basis the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative in this proxy statement.

Information About a Quorum
At the annual meeting, the presence of a majority of the outstanding shares of common stock entitled to vote at the meeting, represented in person or by proxy, shall constitute a quorum for the transaction of business. If a quorum is not present or if we decide that more time is necessary for the solicitation of proxies, we may adjourn the annual meeting. We may do this with or without a stockholder vote. Alternatively, if the stockholders vote to adjourn the meeting in accordance with the Company’s Bylaws, the named proxies will vote all shares of common stock for which they have voting authority in favor of adjournment.

Votes Necessary for Each Proposal to be Approved
Proposal 1 - Election of Class III Directors: Under the Company’s Bylaws, a Class III director nominee will be elected to the Board of Directors of the Company at the annual meeting if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election at the meeting, with abstentions not counting as votes “for” or “against.” If you do not instruct your broker how to vote with respect to this item, your broker may not vote your shares with respect to the election of directors. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.
An uncontested incumbent director is required to submit a contingent letter of resignation to the Board of Directors at the time of his or her nomination for consideration by the Nominating and Corporate Governance Committee of the Board. If such a director does not receive a majority of votes cast “for” his or her election, the Nominating and Corporate Governance Committee is required to consider on an expedited basis such director’s tendered resignation and make a recommendation to the Board concerning the acceptance or rejection of the tendered resignation. The Board is required to take formal action on the committee’s recommendation expeditiously following the date of certification of the election results. The Company will publicly disclose the Board’s decision and its reasoning with regard to its decision on the tendered resignation.
Proposal 2 - Approval of the 2014 Incentive Plan: Under the Company’s Bylaws, in order to be approved, this proposal requires an affirmative vote of a majority of the votes cast affirmatively or negatively. This means that the votes that stockholders cast “for” this proposal must exceed the votes that stockholders cast “against” this proposal at the meeting, with abstentions not counting as votes “for” or “against.” If you do not instruct your broker how to vote with respect to this item, your broker may not vote your shares with respect to the approval of the 2014 Incentive Plan. Abstentions and broker non-votes will not be taken into account in determining the outcome of the approval of the 2014 Incentive Plan.
Proposal 3 - Approval of the Amended and Restated 2005 Restricted Stock Plan: Under the Company’s Bylaws, in order to be approved, this proposal requires an affirmative vote of a majority of the votes cast affirmatively or negatively. This means that the votes that stockholders cast “for” this proposal must exceed the votes that stockholders cast “against” this proposal at the meeting, with abstentions not counting as votes “for” or “against.” If you do not instruct your broker how to vote with respect to this item, your broker may not vote your shares with respect to the approval of the Amended and Restated 2005 Restricted Stock Plan. Abstentions and broker non-votes will not be taken into account in determining the outcome of the approval of the Amended and Restated 2005 Restricted Stock Plan.
Proposal 4 - Ratification of the Appointment of Independent Registered Public Accountants: Under the Company’s Bylaws, in order to be approved, this proposal requires an affirmative vote of a majority of the votes cast affirmatively or negatively. This means that the votes that stockholders cast “for” this proposal must exceed the votes that stockholders cast “against” this proposal at the meeting, with abstentions not counting as votes “for” or “against.” Abstentions will not be taken into account in determining the outcome of the ratification of the appointment of independent registered public accountants.
Proposal 5 - Advisory Vote on Executive Compensation: Our Board of Directors is seeking a non-binding advisory vote regarding the compensation of our named executive officers, as described in the Compensation, Discussion and Analysis, executive compensation tables and accompanying narrative disclosures contained in this proxy statement. Under the Company’s Bylaws, in order to be approved, this proposal requires an affirmative vote of a majority of the votes cast affirmatively or negatively. This means that the votes that stockholders cast “for” this proposal must exceed the votes that stockholders cast “against” this proposal at the meeting, with abstentions not counting as votes “for” or “against.” If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to the advisory vote on executive compensation. Abstentions and broker non-votes will not be taken into account in determining the outcome of the advisory vote on executive compensation. This vote is advisory and non-binding in nature, but our Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
Following the annual meeting, we will file a Form 8-K with the Securities and Exchange Commission disclosing the results of voting on each proposal as required by applicable rules.
Abstentions
A stockholder may abstain or withhold his or her vote (collectively, “abstentions”) with respect to each item submitted for stockholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum at the annual meeting. Abstentions will not affect the outcome of the election of directors (Proposal 1), approval of the 2014 Incentive Plan (Proposal 2), approval of the Amended and Restated 2005 Restricted Stock Plan (Proposal 3), ratification of the appointment of independent registered public accountants (Proposal 4) or the non-binding advisory vote on executive compensation (Proposal 5).

Voting Shares Held in Street Name; Effect of Broker Non-Votes
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the annual meeting. Your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.
If you hold your shares in “street name” and do not direct your broker or other nominee as to how you want your shares to be voted in the election of directors (Proposal 1), approval of the 2014 Incentive Plan (Proposal 2), approval of the Amended and Restated 2005 Restricted Stock Plan (Proposal 3) or the non-binding advisory vote on executive compensation (Proposal 5), your broker or other nominee is not permitted to vote those shares on your behalf (resulting in a “broker non-vote” for each proposal for which your broker or other nominee does not vote your shares). Accordingly, if you hold your shares in “street name,” it is critical that you return the voting instruction card if you want your votes counted in the election of directors (Proposal 1), approval of the 2014 Incentive Plan (Proposal 2), approval of the Amended and Restated 2005 Restricted Stock Plan (Proposal 3) and the non-binding advisory vote on executive compensation (Proposal 5).
Broker non-votes are counted for general quorum purposes but are not entitled to vote with respect to any matter for which a broker does not have discretionary authority to vote. Broker non-votes will have no effect on the election of directors (Proposal 1), approval of the 2014 Incentive Plan (Proposal 2), approval of the Amended and Restated 2005 Restricted Stock Plan (Proposal 3) or the non-binding advisory vote on executive compensation (Proposal 5). Because your broker or other nominee has discretion to vote any uninstructed shares on the ratification of the appointment of independent registered public accountants (Proposal 4), there should not be any broker non-votes with respect to this item.
Submission of Proxies
Please complete, sign, date and return the proxy card in the enclosed self-addressed, pre-paid envelope so that the common stock you own will be voted in accordance with your wishes. If you desire to revoke your proxy, you may do so either by attending the annual meeting in person or by delivering written notice of revocation so that it is received by the Company or its transfer agent, American Stock Transfer & Trust Company, LLC, on or before May 14, 2015. The address for American Stock Transfer & Trust Company, LLC is as follows:

American Stock Transfer & Trust Co., LLC
Operations Center
6201 15th Avenue
Brooklyn, New York 11219
Unless instructed to the contrary, the shares represented by the proxies will be voted “FOR” Proposals 1, 2, 3, 4 and 5.

PROPOSAL 1
ELECTION OF CLASS III DIRECTORS
Board Structure
Our Certificate of Incorporation provides that the number of directors of the Company shall be fixed by resolution of the Board of Directors and divided into three classes. Directors in each class are elected for three-year terms. The current term of the Class III directors expires at the 2014 annual meeting. The current Class I directors will serve until the 2015 annual meeting and until their successors have been elected and qualified. The current Class II directors will serve until the 2016 annual meeting and until their successors have been elected and qualified.
We currently have eight directors. Ernest F. Ladd, III, who is a current Class III director, has reached the retirement age of 72 under the Company's Corporate Governance Guidelines and has not been nominated for re-election to the Company’s Board of Directors when his term expires at the 2014 annual meeting. In order to fill the vacancy that will be left by Mr. Ladd on the Board of Directors and the Audit Committee of the Board as of the annual meeting, the Board of Directors elected A. Robert Outlaw, Jr. as a member of the Board of Directors and appointed Mr. Outlaw to the Audit Committee of the Board effective as of February 27, 2014. In connection with the election of A. Robert Outlaw, Jr. to the Board of Directors on February 27, 2014, the Board of Directors approved an increase in the size of the Board of Directors from seven persons to eight persons effective as of February 27, 2014. The Board of Directors also approved a decrease in the size of the Board of Directors from eight persons to seven persons effective as of the conclusion of the annual meeting, when Mr. Ladd’s term expires.
The Board of Directors has nominated David A. Dye and A. Robert Outlaw, Jr. for election as Class III directors to serve a three-year term until the 2017 annual meeting of stockholders and until their successors have been elected and qualified. Upon their re-nomination as directors, each of Mr. Dye and Mr. Outlaw tendered an irrevocable contingent resignation letter pursuant to the Company’s Director Resignation Policy.
Voting of Proxies
Unless a shareholder instructs otherwise on the enclosed proxy card, it is intended that the shares represented by properly signed proxies in the accompanying form will be voted for the persons nominated by the Board of Directors. The Board of Directors anticipates that the nominees listed below will be able to serve, but if any of the nominees should be unable or unwilling to serve, the proxies will be voted for a substitute selected by the Board of Directors, or the Board of Directors may decide not to select an additional person as a director or to reduce the size of the Board.
Unless otherwise specified in the enclosed proxy card, it is intended that votes will be cast for the election of David A. Dye and A. Robert Outlaw, Jr. as Class III directors. Proxies cannot be voted for a greater number of persons than the number of actual nominees so named. Vacancies that occur on the Board of Directors may be filled by remaining directors until the next election of directors for the class in which the vacancy occurred.
The Board of Directors recommends that the stockholders vote “FOR” each of the two Class III director nominees named above.
Information About the Nominees and Other Directors
The biographies of each of the nominees and our other directors below contain information regarding such person’s service as a director, business experience, director positions held currently or at any time during the last five years, certain familial relationships to any executive officers, if applicable, information regarding involvement in certain legal or administrative proceedings, if applicable, and, with respect to the nominees and the continuing directors, the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director. Each of the nominees currently serves as a director of the Company. The stock ownership with respect to each director and nominee for director is set forth in the table entitled “Security Ownership of Certain Beneficial Owners and Management.”

Class III Nominees for Election - Terms To Expire in 2017
David A. Dye, 44, has been a director since March 2002, was appointed as Chairman of the Board of Directors in May 2006, and has served as our Chief Financial Officer, Secretary and Treasurer since June 30, 2010. Mr. Dye began his career with CPSI in May 1990 as a Financial Software Support Representative. From that time until June 1999, he worked for CPSI in various capacities, including as Manager of Financial Software Support, Director of Information Technology and then as CPSI’s Vice President supervising the areas of sales, marketing and information technology. Mr. Dye served as CPSI’s President and Chief Executive Officer from July 1999 until May 2006, at which time he was appointed Chairman of the Board. Since July 2006, Mr. Dye has served as a director of Bulow Biotech Prosthetics, a company headquartered in Nashville, Tennessee that operates prosthetic clinics in the Southeastern United States. Mr. Dye was appointed to the position of Chief Financial Officer of CPSI on an interim basis on June 30, 2010 and has occupied the position on a permanent basis since February 25, 2011.
Mr. Dye has been employed by CPSI for more than 19 years in a number of positions and areas and has served in senior executive positions for over 12 years, including as Chief Executive Officer for seven years, providing him with extensive knowledge of CPSI’s operations.
A. Robert Outlaw, Jr., 59, was elected by the Board of Directors as a director as of February 27, 2014. Mr. Outlaw began his career with Morrison, Inc., a cafeteria management company, where he worked in the Budget & Forecasting Department and the Treasurer’s Office until 1985. In 1985, Mr. Outlaw started Marshall Biscuit Company, which he owned and operated as Chief Executive Officer for 22 years until it was purchased by Lancaster Colony Inc. in 2007. Mr. Outlaw served on the board of directors of Morrison Management Specialists, Inc., formerly known as Morrison Health Care, Inc., from 1996 until it was acquired by the Compass Group in 2001 and ceased to be a public company. Since 2005, Mr. Outlaw has served as the Chief Executive Officer and part-owner of China Doll Rice and Beans, Inc.
Mr. Outlaw’s extensive experience as the Chief Executive Officer of various companies gives him a wide range of financial and executive management experience and skills, which adds valuable expertise and insight to the Board.
Class I Continuing Directors - Terms Expire in 2015
William R. Seifert, II, 65, was first elected as a director in February 2002. From 1994 through November 2006, Mr. Seifert served as Executive Vice President of AmSouth Bank. From the closing of the merger of AmSouth Bank and Regions Bank in November 2006 until June 2009, Mr. Seifert served as Executive Vice President of Regions Bank, which is a subsidiary of Regions Financial Corporation. He has held the position of Chairman of the South Alabama Advisory Board of Regions Bank since November 2006 and served as a consultant to Regions Bank from July 1, 2009 until he retired on December 31, 2013.
During Mr. Seifert’s forty-year career in banking and financial services, he has served in numerous leadership roles, including with Regions Bank and its predecessor banks. Mr. Seifert’s extensive leadership and banking expertise adds valuable insight to the Board.
W. Austin Mulherin, III, 48, was first elected as a director in February 2002. Since 1991, Mr. Mulherin has practiced law, handling a variety of litigation and business matters for public and private companies. He has been a partner in the law firm of Frazer, Greene, Upchurch & Baker, LLC since 1998.
Mr. Mulherin’s 23 years of experience as a practicing attorney, during which period he has advised a number of public companies on a variety of issues, provides a unique and valuable perspective to the Board. Additionally, Mr. Mulherin served on the board of directors of the predecessor company to CPSI (predating CPSI’s initial public offering in 2002) and has extensive knowledge of CPSI and its operations.
John C. Johnson, 63, has been a director since 2004. Mr. Johnson worked as a real estate appraiser for Courtney & Morris Appraisals, Inc. in Mobile, Alabama from September 2001 until his retirement in August 2012. From December 1994 to January 1998, Mr. Johnson served as the President and Chief Operating Officer of Coopersmith, Inc., a regional wholesale bakery located in Mobile, Alabama. After chairing the transition team for the sale of Coopersmith, Inc. to Earthgrains Company from January 1998 to May 1999, Mr. Johnson retired from the bakery industry and worked for a brief time as the Business Manager of Saint Ignatius Church. Mr. Johnson is currently a member of the South Alabama Advisory Board of Regions Bank, which is a subsidiary of Regions Financial Corporation.
The Board believes that Mr. Johnson’s skills and professional experiences in a variety of operational and leadership roles give him a wide range of knowledge on topics important to business and contribute greatly to the Board’s composition.

Class II Continuing Directors - Terms Expire in 2016
J. Boyd Douglas, 47, has served as CPSI’s President and Chief Executive Officer since May 2006. He was first elected as a director in March 2002. Mr. Douglas began his career with us in August 1988 as a Financial Software Support Representative. From May 1990 until December 1994, Mr. Douglas served as Manager of Electronic Billing, and from December 1994 until July 1999, he held the position of Director of Programming Services. From July 1999 until May 2006, Mr. Douglas served as CPSI’s Executive Vice President and Chief Operating Officer. Mr. Douglas’s wife’s sister’s husband, Patrick A. Immel, is an executive officer of CPSI. Mr. Immel is not an “immediate family member” of Mr. Douglas for purposes of Item 404(a) of Regulation S-K.
Mr. Douglas has been employed by CPSI for more than 25 years in a number of positions and areas and has served in senior executive positions for over 14 years, providing him with intimate knowledge of CPSI’s operations and the healthcare industry.
Charles P. Huffman, 60, was first elected as a director at the 2004 annual meeting. From August 2007 until his retirement in November 2008, Mr. Huffman served as Executive Vice President and Chief Financial Officer of EnergySouth, Inc., a public company specializing in natural gas distribution and storage. From December 2000 to July 2007, Mr. Huffman served as the Senior Vice President and Chief Financial Officer of EnergySouth, Inc.
Mr. Huffman brings more than 28 years of experience as an officer of a public company, EnergySouth, Inc., including serving as the principal financial and accounting officer, which gives him a wide range of accounting, financial, capital markets and executive management experience that contributes greatly to the composition of the Board
Class III Director - Not Standing for Re-election
Ernest F. Ladd, III, 73, was first elected as a director in February 2002. From 1979 until his retirement in 1997, Mr. Ladd was employed by Dravo Corporation, a national producer and marketer of chemical products. Mr. Ladd’s nephew by marriage, Gregory L. Leatherbury III, was promoted to an executive officer position (Vice President of Business Services of TruBridge, LLC) by the Board of Directors on January 28, 2013. Mr. Leatherbury is not a “family member” of Mr. Ladd for purposes of Nasdaq’s independence requirements under Nasdaq Rule 5605, nor is he an “immediate family member” of Mr. Ladd for purposes of Item 404(a) of Regulation S-K.

CORPORATE GOVERNANCE AND BOARD MATTERS
Governance Guidelines and Codes of Ethics
We are committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. The Board of Directors has adopted Corporate Governance Guidelines that set forth the fundamental corporate governance principles of the Company in order to demonstrate the Board’s accountability and its desire to achieve superior business results. We have adopted a Code of Business Conduct and Ethics that is applicable to all of our directors, officers (including our Chief Executive Officer and senior financial officers) and employees. We have also adopted a separate Code of Ethics with additional guidelines and responsibilities applicable to our Chief Executive Officer and senior financial officers, known as the Code of Ethics for CEO and Senior Financial Officers. Copies of the Corporate Governance Guidelines, the Code of Business Conduct and Ethics, and the Code of Ethics for CEO and Senior Financial Officers are available on our website at http://investors.cpsi.com under “Governance.”
Director Independence
Nasdaq listing standards require that the Company have a majority of independent directors. Accordingly, because our Board of Directors currently has eight members, Nasdaq requires that five or more of the directors be independent. At the conclusion of the annual meeting, the Board of Directors will have seven members, so four or more of the directors must be independent on and after May 15, 2014. Nasdaq’s listing standards provide that no director will qualify as “independent” for these purposes unless the Board of Directors affirmatively determines that the director has no relationship with the Company that would interfere with the exercise of the director’s independent judgment in carrying out the responsibilities of a director. Additionally, the listing standards set forth a list of relationships that would preclude a finding of independence.
The Board affirmatively determines the independence of each director and nominee for election as a director. The Board makes this determination annually. In accordance with Nasdaq’s listing standards, we do not consider a director to be independent unless the Board determines (i) that no relationship exists that would preclude a finding of independence under Nasdaq listing rules and (ii) that the director has no relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) that would interfere with the exercise of the director’s independent judgment in carrying out his responsibilities as a director. Members of the audit, compensation and nominating and corporate governance committees must also meet applicable independence tests of Nasdaq and the Securities and Exchange Commission (the “SEC”).
At meetings held on January 27, 2014 and February 27, 2014, the Board of Directors reviewed a summary of directors’ responses to a questionnaire asking about their relationships with the Company, as well as material provided by management related to transactions, relationships or arrangements between the Company and the directors and parties related to the directors. After deliberation, the Board determined that all six of the non-employee directors listed below are independent, and that all of the members of the audit, compensation and nominating and corporate governance committees also satisfy the independence tests referenced above. At the conclusion of the annual meeting, the Board of Directors will have seven members, at which time all five of the non-employee directors will be independent and all of the members of the committees of the Board will satisfy the independence tests of Nasdaq and the SEC. Effective as of the Company’s first annual meeting after January 15, 2014, the Company must conduct a heightened independence review of the members of the Compensation Committee, as required by Nasdaq Rule 5605(d)(2)(A). As a result of this review, which examines the source of compensation of each committee member and whether each committee member is affiliated with the Company, the Board of Directors removed Mr. Mulherin from the Compensation Committee, effective January 27, 2014, and the Nominating and Corporate Governance Committee, effective March 31, 2014.

The following table describes the categories or types of transactions, relationships or arrangements considered by the Board in reaching its determination that the following directors are independent:

Name	Independent	Transactions/Relationships/Arrangements Considered
Charles P. Huffman	Yes	None
John C. Johnson	Yes
Since August 2005, CPSI has paid fees to a bank and a registered broker-dealer that was formerly affiliated with the bank for cash management services. Mr. Johnson serves as a member of an advisory board of the bank. The annual fees paid by CPSI have been less than 1% of the annual revenues of the bank or the affiliated broker-dealer.

Ernest F. Ladd, III	Yes
Mr. Ladd’s nephew by marriage, Gregory L. Leatherbury III, was appointed an executive officer of CPSI by the Board of Directors on January 28, 2013. Mr. Leatherbury is not a “family member” of Mr. Ladd for purposes of Nasdaq’s independence requirements under Nasdaq Rule 5605, nor is he an “immediate family member” of Mr. Ladd under Item 404(a) of Regulation S-K. Additionally, the Board of Directors has determined that the relationship does not preclude Mr. Ladd from serving on the Company’s Audit Committee under Nasdaq or SEC rules.

W. Austin Mulherin, III	Yes
Mr. Mulherin is a partner in a law firm that performs certain legal services for CPSI. With respect to each of the most recent three completed fiscal years, total payments by CPSI to the law firm have been less than $120,000, which is also less than 5% of the law firm’s annual revenues. Effective August 1, 2011, the law firm also serves as escrow agent for a copy of the software licensed by CPSI to third parties, for which the firm receives a nominal amount of consideration.

Mr. Mulherin’s brother-in-law, Matt Cole, is employed by CPSI as a sales manager. Mr. Cole is not an officer of CPSI.

William R. Seifert, II	Yes
Since August 2005, CPSI has paid fees to a bank and a registered broker-dealer that was formerly affiliated with the bank for cash management services. Mr. Seifert serves as a member of an advisory board of the bank. The annual fees paid by CPSI have been less than 1% of the annual revenues of the bank or the affiliated broker-dealer.

A. Robert Outlaw, Jr.	Yes	None
Company Leadership Structure
The business of the Company is managed under the direction of the Board of Directors, which is elected by our stockholders. The basic responsibility of the Board is to lead CPSI by exercising its business judgment to act in what each director reasonably believes to be the best interests of CPSI and its stockholders. Leadership is important to facilitate the Board acting effectively as a working group so that CPSI and its performance may benefit. The role of the Chairman includes providing continuous feedback on the direction, performance and strategy of CPSI, presiding as Chair of Board meetings, setting the Board’s agenda with management, leading the Board in anticipating and responding to opportunities and challenges faced by CPSI, and, to the extent the Chairman is independent under applicable Nasdaq listing rules, presiding as Chair of executive sessions of the independent members of the Board.
The Board does not have a policy requiring the separation or combination of the CEO and Chairman roles, but these positions have been separated since CPSI’s initial public offering in 2002. However, our Chairman of the Board is not independent and is our Chief Financial Officer, a position to which he was appointed on June 30, 2010 following the termination of employment of the prior Chief Financial Officer. We have determined that this current structure is the most appropriate and effective Board leadership structure for the Company at this time based upon a number of factors, including the experience of the applicable individuals, the current business environment, the specific needs of the business and what is in the best interests of the Company’s stockholders. However, the Board may reconsider the Company’s leadership structure from time to time in the future based on considerations at that time.
The Company does not have a lead independent director. Given the size of the Board, the Board believes that the presence of six independent directors out of the eight directors on the Board (and five of the seven directors as of the conclusion of the annual meeting), which independent directors sit on the Board’s committees, is sufficient independent oversight of the Chief Executive Officer and the Chairman of the Board. The independent directors work well together in the current board structure, and the Board does not believe that selecting a lead independent director would add significant benefits to the Board’s oversight role.
Risk Oversight
Our management continually monitors the material risks facing the Company, including financial risk, strategic risk, operational risk, and legal and compliance risk. The Board of Directors is responsible for exercising oversight of management’s identification and management of, and planning for, those risks. The Board has delegated to certain committees oversight responsibility for those risks that are directly related to their areas of focus.
The Audit Committee reviews our policies and guidelines with respect to risk assessment and risk management, including our major financial risk exposures, and oversees the steps management has taken to monitor and control those exposures. The Compensation Committee considers risk issues when establishing and administering our compensation program for executive officers and other key personnel. The Nominating and Corporate Governance Committee oversees matters relating to the composition and organization of the Board and advises the Board how its effectiveness can be improved by changes in its composition and organization.
The Board and its committees exercise their risk oversight function by carefully evaluating the reports they receive from management and by making inquiries of management with respect to areas of particular interest to the Board or committee. We believe that our leadership structure also enhances the Board’s risk oversight function since our Chairman regularly discusses with management the material risks facing the Company. The Chairman is also expected to report candidly to his fellow directors on his assessment of the material risks we face, based upon the information he receives from management.
Board Structure and Committees
Our Board of Directors is divided into three classes, with one class of directors being elected at each annual meeting of stockholders. Each director serves for a term of three years and until his successor is elected and qualified. The Board of Directors oversees the business and affairs of the Company and monitors the performance of its management. Although the Board of Directors is not involved in the Company’s day-to-day operations, the directors keep themselves informed about the Company through meetings of the Board, reports from management and discussions with the Company’s executive officers. Directors also communicate with the Company’s outside advisors, as necessary. The Board of Directors met ten times in 2013.
During 2013, the Company had three standing committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board may from time to time form other committees as circumstances warrant. Such committees will have the authority and responsibility as delegated by the Board.
Only members of the Board of Directors can be members of a committee, and each committee is required to report its actions to the full Board of Directors. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee each operates under a written charter adopted by the Board. Charters for each of these three committees are available on the Company’s website at http://investors.cpsi.com under “Governance.”
None of the incumbent directors attended less than 75% of the aggregate of (a) the total number of meetings held in 2013 of the Board of Directors and (b) the total number of meetings held in 2013 of all committees of the Board of Directors on which he served. Absent extenuating circumstances, directors are expected to attend annual meetings of the Company’s stockholders. All of our incumbent directors attended the 2013 annual meeting of stockholders except for Mr. Outlaw, who was not a director of the Company at such time.
The following describes the functions and sets forth the current membership of each committee of the Board of Directors. The number of meetings that each committee held in 2013 is also listed.

Audit Committee
The current members of the Audit Committee are Ernest F. Ladd, III (Chairman), William R. Seifert, II, Charles P. Huffman and A. Robert Outlaw, Jr., all of whom are independent directors as defined under existing Nasdaq listing standards and SEC rules. Upon Mr. Ladd’s retirement from the Board of Directors as of the annual meeting, the members of the Audit Committee will be Charles P. Huffman (Chairman), William R. Seifert, II and A. Robert Outlaw, Jr., all of whom are independent directors as defined under existing Nasdaq listing standards and SEC rules. The Audit Committee met five times during 2013.
The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: the financial reports and other financial information provided by the Company to its stockholders and others; the Company’s financial policies and procedures; the Company’s system of internal controls; and the Company’s auditing, accounting and financial reporting processes. The Audit Committee is directly responsible for appointing and overseeing the independent auditor of the Company.
The Board of Directors has carefully evaluated the backgrounds of the members of the Audit Committee and has determined that such members qualify as independent under applicable Nasdaq listing standards and SEC rules for audit committee membership. Furthermore, in accordance with SEC rules, the Board has determined that Ernest F. Ladd, III and Charles P. Huffman each qualify as an “audit committee financial expert” as defined by the applicable SEC rules. The Report of the Audit Committee appears on page 34 of this proxy statement.
Compensation Committee
The current members of the Compensation Committee are William R. Seifert, II (Chairman), John C. Johnson and A. Robert Outlaw, Jr. Until his removal from the Compensation Committee effective January 27, 2014, W. Austin Mulherin, III served as a member of the committee as well. The Board of Directors has determined that each of the current members is independent under the Nasdaq director independence standards. The Compensation Committee met eleven times during 2013.
The Compensation Committee is authorized to approve and recommend to the Board of Directors the compensation to be paid to officers, directors and committee members of the Company. Executive compensation may include, but is not limited to, salary, bonus, stock options, other annual compensation and any combination thereof as the Compensation Committee deems appropriate in light of the performance of the Company. The Compensation Committee Report appears on page 22 of this proxy statement.
Additionally, the Compensation Committee has reviewed CPSI’s compensation programs, plans and practices for all of its employees as they relate to risk management and risk-taking initiatives to ascertain if they serve to incent risks which are “reasonably likely to have a material adverse effect” on CPSI. As a result of this process, the Compensation Committee concluded and informed the Board of Directors that any risks arising from these programs, plans and practices are not reasonably likely to have a material adverse effect on the Company.
Nominating and Corporate Governance Committee
The current members of the Nominating and Corporate Governance Committee are John C. Johnson (Chairman) and Charles P. Huffman. Until his removal from the Nominating and Corporate Governance Committee effective March 31, 2014, W. Austin Mulherin, III served as a member of the committee as well. The Board of Directors has determined that each of the current members is independent under the Nasdaq director independence standards. The Nominating and Corporate Governance Committee met once during 2013.
The purposes of the Nominating and Corporate Governance Committee are to (a) identify individuals qualified to become members of the Board and to recommend director nominees to the Board for election by the stockholders, (b) monitor, oversee and evaluate the corporate governance principles applicable to the Company and (c) oversee the evaluation of the Board and management.

Consideration of Director Nominees
Criteria and Diversity
Criteria that will be used by the Nominating and Corporate Governance Committee in connection with evaluating and selecting new directors include factors relating to whether the director candidate would meet the definition of “independence” required by the Nasdaq listing standards, as well as skills, occupation and experience in the context of the needs of the Board. The Company’s Corporate Governance Guidelines also set forth certain factors that should be considered by the Nominating and Corporate Governance Committee in recommending a nominee to the Board, including relevant experience, intelligence, independence, commitment, integrity, diligence, conflicts of interest, age, compatibility with the Company’s management team and culture, prominence, understanding of the Company’s business, the ability to act in the interests of all stockholders and other factors deemed relevant. The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.
Although neither the Board nor the Nominating and Corporate Governance Committee has a policy with regard to the consideration of diversity in identifying director nominees, the director nomination process is designed to ensure that the Board includes members with diverse backgrounds and experiences. The goal of this process is to assemble a group of Board members with deep, varied experience, sound judgment and commitment to CPSI’s success. For a discussion of the individual experiences and qualifications of our Board members, please refer to the section entitled, “Proposal 1: Election of Class III Directors” in this proxy statement.
Process for Identifying and Evaluating Nominees for Director
The process that will be followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates will include requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board. Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members.
Director Nominees Proposed by Stockholders
The Nominating and Corporate Governance Committee will consider stockholder-recommended director candidates for inclusion in the slate of nominees that the Board recommends to the stockholders for election. In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee will apply the selection criteria described above. The Nominating and Corporate Governance Committee will not assign specific weights to its various criteria and no particular criterion is necessarily applicable to all prospective nominees.
Stockholders may recommend to the Nominating and Corporate Governance Committee individuals to be considered as potential director candidates by submitting the following information to the “Nominating and Corporate Governance Committee of Computer Programs and Systems, Inc.,” c/o Corporate Secretary, 6600 Wall Street, Mobile, Alabama 36695:

•	The name of the recommended person;

•
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

•	The written consent of the recommended person to being named in the proxy statement as a nominee and to serve as a director if elected;

•
As to the stockholder making the recommendation, the name and address of such stockholder, as it appears on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects his or her beneficial ownership of the Company’s common stock; and

•	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In addition to submitting nominations in advance to the Nominating and Corporate Governance Committee for consideration, a stockholder also may nominate persons for election to the Board of Directors in person at a stockholders meeting. Section 2.2 of the Company’s Bylaws provides for procedures pursuant to which stockholders may nominate a candidate for election as a director of the Company. To provide timely notice of a director nomination at a meeting of stockholders, the stockholder’s notice must be received by the Secretary at the principal executive offices of the Company, 6600 Wall Street, Mobile, Alabama 36695: (1) with respect to any annual meeting, not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; (2) if the date of the applicable annual meeting is convened more than 30 days before or more than 70 days after such anniversary date, or if no annual meeting was held in the preceding year, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company; or (3) with respect to any special stockholders meeting called by the Board for election of directors, not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of such meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The stockholder’s notice must contain the information specified in Section 2.2 of the Bylaws with respect to the nominee for director and the nominating stockholder. The chairperson of the meeting shall have the power to determine and declare to the meeting whether or not a nomination was made in accordance with the procedures set forth in our Bylaws and, if the chairman determines that a nomination is not in accordance with the procedures set forth in the Bylaws, to declare to the meeting that the defective nomination will be disregarded.
You may find the Company’s Bylaws by going to the Company’s website at http://investors.cpsi.com under “Governance.” Printed copies of the Bylaws may also be obtained at no charge by writing to the Corporate Secretary at 6600 Wall Street, Mobile, Alabama 36695.
Stockholder Communications with the Board
The Board of Directors will give appropriate attention to written communications that are submitted by stockholders and will respond as the Board deems appropriate. Stockholders and other interested parties who wish to send communications on any topic to the Board should address such communications to:

Chairman of the Nominating and Corporate Governance Committee
of Computer Programs and Systems, Inc.
c/o Corporate Secretary
6600 Wall Street
Mobile, Alabama 36695
All communications to the Board will be relayed to the Chairman of the Nominating and Corporate Governance Committee without being screened by management. Absent unusual circumstances or as contemplated by committee charters, the Chairman of the Nominating and Corporate Governance Committee will be primarily responsible for monitoring communications from stockholders and will provide copies or summaries of such communications to the other directors as he considers appropriate. Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairman of the Nominating and Corporate Governance Committee considers to be important for the directors to know.
Executive Sessions
Executive sessions of the independent directors of the Board of Directors are to be held at least two times a year and otherwise as needed. These sessions are chaired by an independent director selected by a majority of the independent directors.

Compensation Committee Interlocks and Insider Participation
The Compensation Committee, which establishes the compensation of the executive officers of CPSI, during 2013 was comprised of Messrs. Seifert, Mulherin and Johnson. Mr. Mulherin was removed from the Compensation Committee effective January 27, 2014, and A. Robert Outlaw, Jr. was appointed to the Compensation Committee effective February 27, 2014. No member of the Committee is, or was during 2013, an executive officer of another company whose board of directors has a comparable committee on which one of our executive officers serves.
Stock Ownership Guidelines for Non-Employee Directors
CPSI has always encouraged directors to have a financial stake in the Company, and the directors have generally owned shares of our common stock, but until 2012 the Company did not have any specified level of share ownership for individual directors. On January 23, 2012, however, the Board of Directors, at the recommendation of the Nominating and Corporate Governance Committee, amended CPSI’s Corporate Governance Guidelines in order to implement formal stock ownership guidelines for non-employee directors. Under the guidelines, each non‑employee director should acquire and beneficially own shares of CPSI common stock with a value equal to at least three times the director’s annual retainer. Current non-employee directors have five years (until January 23, 2017) to satisfy this guideline, while any new non-employee director has five years from the date of his or her election or appointment to the Board to satisfy this guideline. The minimum number of shares to be held by a director will be calculated on the first trading day of each calendar year based on the fair market value of such shares. Any subsequent change in the value of the shares will not affect the amount of stock directors should hold during that year. For purposes of meeting the ownership guidelines, the following categories of stock are counted: (i) shares owned directly, (ii) shares owned indirectly (e.g., by a spouse, minor children or a trust), and (iii) time-vesting restricted stock. However, unexercised stock options and unearned performance shares, if any, are not counted toward meeting the guidelines. Also, any shares that are subject to hedging, monetization or pledging transactions are not counted toward meeting the ownership guidelines. If the number of shares that a director should own is increased as a result of an increase in the amount of such director’s annual retainer, the director will have five years from the effective date of the increase to attain the increased level of ownership.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Compensation Discussion and Analysis
Compensation Philosophy and Objectives
Our policy with respect to the compensation of executive officers is linked to our historical method for identifying and selecting executive officers to manage the Company. Generally, we have sought to identify and promote talented individuals from within the Company to become our executive officers. Specifically, those individuals hired by us who have demonstrated over time the greatest ability to successfully develop, market and manage our products and services, who have developed a comprehensive understanding of our operations and finances from the ground up, and who have exhibited strong management skills have been promoted by the Board of Directors to the executive officer ranks. We feel that this method of selecting executive officers offers us the best chances of continuing to grow our business and of generating long-term returns for our stockholders. Our compensation philosophy is consistent with, and attempts to further, our belief that the caliber and motivation of our executive officers, and their leadership, are critical to our success.
Our compensation program is designed to motivate and retain our executive officers, to align their financial interests with those of our stockholders, and to reward Company performance and/or behavior that enhances stockholder returns. The elements of compensation have consisted of base salary, annual cash incentive compensation and periodic time-based equity awards. Additionally, of the executive officers identified in the Summary Compensation Table on page 23 of this proxy statement (who we refer to as our “named executives”), the base salaries of three of them, Troy D. Rosser, Victor S. Schneider and Lyle E. Hutchison, consist in part of commissions, which are based on the amount of profit generated by the Company from its sales of software systems and hardware and the amount of revenues generated from its sales of business management, consulting and managed IT services.
Consistent with prior years, the Board of Directors adopted in 2013, upon the recommendation of the Compensation Committee, an annual cash incentive program in order to reward Company performance and link executive compensation with the performance of the Company. Additionally, time-based restricted stock awards have been made periodically in order to provide management with an equity interest in the Company, which we believe helps to motivate them and align their financial interests with those of our stockholders. As discussed below, the Compensation Committee engaged a compensation consulting firm in mid-2013 in order to, among other things, compare the Company’s executive compensation program to those of its peers and advise the Compensation Committee regarding how to introduce more performance-based compensation into the executive compensation program. As a result of this engagement and evaluation, the Compensation Committee recommended to the Board of Directors for adoption, and the Board adopted on January 27, 2014, an omnibus incentive plan under which the Compensation Committee will be able to grant time- and performance-based equity awards and cash incentive awards. The Computer Programs and Systems, Inc. 2014 Incentive Plan (as described in more detail in Proposal 2 on page 35 of this proxy statement) is subject to stockholder approval at the annual meeting. As discussed below, the Compensation Committee granted performance share awards and cash bonus awards pursuant to the 2014 Incentive Plan to certain of the Company’s executive officers effective January 27, 2014, which awards will be forfeited if the 2014 Incentive Plan does not receive stockholder approval.
We believe that our compensation program has been successful in retaining executive talent, in that all of the current named executives have been employed by the Company for at least 23 years, but that it is important to continue to create incentives to ensure the retention of those executives and other employees who are critical to the success of our business.
No Employment or Severance Agreements
Our named executives do not have employment, severance or change-in-control agreements. Our named executives serve at the will of the Board, which enables the Company to terminate their employment with discretion as to the terms of any severance arrangement. This is consistent with the Company’s employment and compensation philosophy.
Oversight of Executive Compensation
Our Compensation Committee has oversight of the executive compensation program and normally recommends to the full Board for approval the compensation paid to our executive officers. The Compensation Committee is currently composed of the following three non-employee members of the Board of Directors: William R. Seifert, II (Chairman), John C. Johnson and A. Robert Outlaw, Jr. Until his removal from the Compensation Committee effective January 27, 2014, W. Austin Mulherin, III served as a member of the committee as well. Each of the members of the Compensation Committee has been determined by the Board of Directors to qualify as independent under applicable Nasdaq director independence standards. The members of the Compensation Committee are appointed on an annual basis by the full Board upon recommendation of the Nominating and Corporate Governance Committee.

The Compensation Committee is governed by the Compensation Committee Charter, a copy of which is available on CPSI’s website at http://investors.cpsi.com under “Governance.” The Compensation Committee’s primary responsibilities with respect to establishing executive compensation and administering our compensation program, as provided for in the Committee’s charter, include the following:

•	Reviewing and making recommendations to the Board regarding the compensation of the executive officers of the Company;

•	Reviewing and making recommendations to the Board regarding our policies and procedures pertaining to director compensation;

•	Reviewing and making recommendations to the Board regarding executive compensation and benefit plans and programs; and

•	Overseeing and administering our equity-based plans.
The scope of the Compensation Committee’s authority is limited by the responsibilities that are set forth in its charter. Additionally, in fulfilling its responsibilities, the Compensation Committee is permitted to delegate its authority to one or more of its members. The charter further provides the Compensation Committee with the authority to engage independent compensation consultants and legal advisers when determined by the Compensation Committee to be necessary or appropriate in carrying out its duties. The Compensation Committee has sole authority to retain and terminate any such consultant or legal adviser, including sole authority to approve the fees and other retention terms.
The Compensation Committee is required on an annual basis to review and reassess the adequacy of its charter and recommend any changes to the full Board. Any revisions to the charter are to be made by the full Board. The Compensation Committee last reviewed and assessed the adequacy of its charter on March 13, 2014.
Role of Executive Officers in Compensation Decisions
Our Chief Executive Officer and Chief Financial Officer make recommendations to the Compensation Committee regarding base salaries, commission arrangements, bonuses and equity compensation grants for the remainder of our executives. Neither the Chief Executive Officer nor the Chief Financial Officer is involved in determining his own compensation. The Compensation Committee has discretion to approve, disapprove or modify recommendations made by these executives, and then provides a recommendation regarding compensation of our executive team to the Board for its approval.
Role of Compensation Consultant
In mid-2013, the Compensation Committee engaged a compensation consultant, Pearl Meyer & Partners, LLC (“PM&P”), to review, assess and provide recommendations with respect to certain aspects of the Company’s compensation program for executive officers and directors. In this role, PM&P renders services specifically requested by the Compensation Committee, which has included examining the overall pay mix for our executives, conducting a competitive assessment of our executive compensation program and making recommendations to and advising the Compensation Committee on compensation design and levels. In this regard, PM&P provides advice to the Compensation Committee on structuring annual and long-term incentive arrangements for executives. In addition, PM&P provides advice to the Compensation Committee on the compensation elements and levels for non-employee directors. CPSI did not engage PM&P for any projects other than those directed by the Compensation Committee, which were limited to engagements involving the compensation of executives and directors, and PM&P has not performed any other services for CPSI. As required by Nasdaq Rule 5605(d)(3)(D), the Compensation Committee assessed PM&P’s independence based on various factors set forth by the Securities and Exchange Commission in Rule 10C-1(b)(4) of the Securities Exchange Act of 1934, as amended. The Compensation Committee also determined that PM&P’s engagement and the services provided by PM&P to the Compensation Committee did not raise any conflict of interest.
Consideration of Prior Shareholder Advisory Vote on Executive Compensation
We provide our shareholders with the opportunity annually to vote to approve, on an advisory basis, the compensation of our named executives (often referred to as a “say-on-pay” vote). Although the “say-on-pay” vote is advisory and non-binding, the Compensation Committee considers the outcome of the vote as part of its executive compensation planning process. At the 2013 Annual Meeting of Stockholders held on May 9, 2013, over 98% of the 9,201,265 votes cast on the “say-on-pay” proposal were voted in favor of the compensation of CPSI’s named executive officers as disclosed in the proxy statement for that meeting. Our Compensation Committee considered this high level of shareholder support when determining the compensation for 2014, and consistent with past practice, made decisions consistent with our compensation philosophy and objectives. The Committee concluded that the Company’s compensation program should continue to emphasize the performance, alignment and retention objectives described herein.
Elements Used to Achieve Compensation Objectives
The Board of Directors has adopted, upon the recommendation of the Compensation Committee, an annual cash incentive program for the 2013 fiscal year, as discussed in further detail below. The Compensation Committee has also periodically approved grants of restricted stock awards to all of the Company’s executive officers, the most recent of which was on September 25, 2013. The main components of compensation paid to our named executives in 2013 consisted of the following:

▪	base salaries;

▪	sales commissions to three of the named executives;

▪	annual cash incentive awards to the two named executives who do not receive commissions; and

▪	long-term equity incentive awards (restricted stock).
The Compensation Committee’s compensation consultant, PM&P, worked with the Committee in mid-2013 to conduct a competitive assessment of our executive compensation program. PM&P gathered market data, including proxy data from 16 “peer group” public companies and data from various compensation surveys, about the base salaries, annual cash incentives and equity compensation provided by these companies. The revised peer group is shown in the following table:

Company Name	Ticker
Accelrys, Inc.	ACCL
Actuate Corporation	BIRT
American Software, Inc.	AMSWA
athenahealth, Inc.	ATHN
Blackbaud, Inc.	BLKB
Ebix, Inc.	EBIX
Greenway Medical Technologies, Inc.	N/A (no longer a public company)
HealthStream, Inc.	HSTM
Medidata Solutions, Inc.	MDSO
Merge Healthcare, Inc.	MRGE
Omnicell, Inc.	OMCL
Pros Holdings, Inc.	PRO
Quality Systems, Inc.	QSII
RCM Technologies, Inc.	RCMT
Sourcefire, Inc.	FIRE
Tyler Technologies, Inc.	TYL
These companies were selected because they provided software and healthcare IT services and had approximately one-half to two times the revenues of CPSI, with the median revenue being approximately $209 million.
The results of the peer group analysis showed that the total target direct compensation opportunity (salary plus target annual incentive opportunity plus target annual long-term incentive awards) for our non-commissioned named executives in 2012 was below the median of the peer group as reflected in these companies’ most recent proxy statements. The results of the broader survey analysis of our non-commissioned named executives’ target total direct compensation conducted by PM&P showed that those positions were generally competitive with market practices. PM&P noted that CPSI’s positioning relative to its peer group in these areas resulted from the lack of market-based target annual incentive award opportunities, as well as the lack of regular long-term equity incentive grants, for the named executives.
The Compensation Committee reviewed this information to assess the competitiveness of our compensation program for our executive officers, including the named executives. In response to this analysis and assessment, the Compensation Committee has focused on increasing the target incentive compensation opportunity for the executives and making the compensation program more performance-based in order to, among other things, more effectively align the interests of the executives with those of the stockholders and bring the compensation program more in line with the Company’s peers. The

Compensation Committee recommended to the Board of Directors for adoption, and the Board adopted on January 27, 2014, an omnibus incentive plan under which the Compensation Committee will be able to grant time- and performance-based equity awards and cash incentive awards. The Computer Programs and Systems, Inc. 2014 Incentive Plan (as described in more detail in Proposal 2 on page 35 of this proxy statement) is being submitted for stockholder approval at the annual meeting. As discussed below, the Compensation Committee granted performance share awards and cash incentive awards pursuant to the 2014 Incentive Plan to certain of the Company’s executive officers effective January 27, 2014, which awards will be forfeited by the executive officers if the 2014 Incentive Plan does not receive stockholder approval.
We do not have a formal policy or target for allocating compensation between long-term and short-term compensation or between cash and equity compensation, although the Compensation Committee intends to place a greater emphasis on performance-based compensation in the future. The Compensation Committee will continue to determine what it believes to be the appropriate level and mix of the various compensation components based on recommendations from management and its compensation consultant, if applicable, Company performance and individual performance.
Base Salaries. Each named executive’s base salary is determined principally by the responsibilities required by the executive’s position, as well as the executive’s length of service in a position and at our Company, and also takes into account individual competence and the amount of other elements of compensation. Based on the application of these factors, the Board of Directors approved, upon the recommendation of the Compensation Committee, increases in the annual base salaries of two of the named executive officers of the Company effective January 1, 2014.  Mr. Douglas, President and Chief Executive Officer, received an increase in base salary of $30,000 (or 5%), from $600,000 to $630,000.  Mr. Dye, Chief Financial Officer, Secretary and Treasurer, received an increase in base salary of $24,000 (or 5%), from $480,000 to $504,000.  The amount of any future increase or decrease in base salary will be considered based on the above mentioned factors, including the Company’s financial performance and, in the discretion of the Compensation Committee, the compensation paid by our competitors and/or other comparable-sized companies.
Sales Commissions. Three of our current named executives - Troy D. Rosser, Victor S. Schneider and Lyle E. Hutchison - are compensated in part through the payment of commissions. The amount of commissions earned by each named executive is included in the Salary column of the Summary Compensation Table on page 23 of this proxy statement.
Mr. Rosser, Senior Vice President-Sales, is responsible for overseeing all of the Company’s sales and marketing efforts. As the Company’s second highest ranking officer with a direct responsibility for sales, Mr. Rosser has received each year since 2006 a commission, payable monthly, equal to 1.0% of the Company’s gross profit from sales of software systems and hardware to new customers of the Company during such year. Such commission rate increases to 1.5% on gross profit exceeding $14,000,000 in a year (which threshold was increased as of February 1, 2013 to $16,475,704). Mr. Rosser has also received since 2006 a commission, payable monthly, equal to 0.5% of the Company’s gross profit from sales of software systems and hardware to existing customers. Additionally, Mr. Rosser has received each year since 2006 a commission, payable monthly, equal to 0.5% of the Company’s revenues from the first two years of billing on contracts entered into for business management, consulting and managed IT services. Commissions from sales of software and hardware become payable at the time of completion of the installation of the applicable hardware and/or software. Commissions from sales of business management, consulting and managed IT services become payable at the time that the Company recognizes revenue from such sales under generally accepted accounting principles (“GAAP”). Other than for the potential increase in commission rate (from 1.0% to 1.5%) on gross profit from sales of software and hardware to new customers, there are no threshold, target or maximum amounts or quotas established for the calculation of commissions due to Mr. Rosser.
Mr. Schneider, Executive Vice President-Corporate and Business Development, is responsible for revenue generation efforts, customer relations, strategic growth initiatives and positioning, and market execution. As the Company’s highest ranking officer with a direct responsibility for sales, Mr. Schneider has received each year since 2004 a commission, payable monthly, equal to 0.5% of the Company’s gross profit from sales of software systems and hardware to both new and existing customers of the Company during such year. Additionally, Mr. Schneider has received each year since 2004 a commission, payable monthly, equal to 1.0% of the Company’s revenues from the first two years of billing on contracts entered into for business management, consulting and managed IT services. Commissions from sales of software and hardware become payable at the time of completion of the installation of the applicable hardware and/or software. Commissions from sales of business management, consulting and managed IT services become payable at the time that the Company recognizes revenue from such sales under GAAP. There are no threshold, target or maximum amounts or quotas established for the calculation of commissions due to Mr. Schneider.
Mr. Hutchison, Vice President-Sales, is responsible for the Company’s sales efforts directed towards new customers. Mr. Hutchison has received each year since 1995 a commission based on the Company’s gross profit from sales of software systems and hardware to new customers of the Company during such year. During 2012, Mr. Hutchison received a commission, payable monthly, equal to 2.0% of the Company’s gross profit from sales of software systems and hardware to new customers of the Company during such year. Such commission rate increases to 3.0% on gross profit exceeding $14,122,032 in a year (which threshold was increased as of February 1, 2013 to $16,475,704). Additionally, Mr. Hutchison has received since November 2010 a one-time fee of $500 for any new client of the Company that purchases business management, consulting and managed IT services during the first year of the client’s contract. Commissions from sales of software and hardware become payable at the time of completion of the installation of the applicable hardware and/or software. Fees from sales of business management, consulting and managed IT services become payable at the time that the Company recognizes revenue from such sales under GAAP. If a new customer is an affiliate of an existing customer (the “master customer”) and the new customer signs a facility addendum to the master corporate agreement, the commissions due from sales to the new customer will be split evenly between Mr. Hutchison and the sales director responsible for the territory of the new customer. Other than for the potential increase in commission rate (from 2.0% to 3.0%) on gross profit from sales of software and hardware to new customers, there are no threshold, target or maximum amounts or quotas established for the calculation of commissions due to Mr. Hutchison.
In the event that a customer defaults on payment for software, hardware or business management services, all commissions paid to these executives on the defaulted accounts are deducted from future commissions. In the event that partial payment from a customer is received, commissions are deducted pro rata based on the amount of the payment received. Other than in the event of an executive’s death, the Company discontinues all commission payments upon termination of the executive’s employment with the Company.
The Compensation Committee approved the specific sales metrics for these executives based on input from the Chief Executive Officer and the estimated amount of total compensation that would be payable based on historical sales information. The commissions are designed to reward the executives for Company performance directly related to sales activities. As previously described, there are no threshold, target or maximum amounts or quotas established for the calculation of commissions due to these executives.
Annual Cash Incentive Awards. In order to further align the interests of the executives with those of the stockholders, the Compensation Committee recommended to the Board of Directors, and the Board adopted, an annual cash incentive program in 2013 for certain executive officers. This short-term cash incentive program is designed to further link executive compensation with the performance of the Company. Under the incentive program established for 2013, each executive officer of the Company, other than executive officers earning commission-based compensation, was eligible for a cash incentive based upon the growth of the Company’s earnings before interest, income taxes, depreciation and amortization (“EBITDA”) in 2013 versus the Company’s EBITDA in the prior year. The Compensation Committee believes that EBITDA is an appropriate metric for evaluating the overall financial performance of the Company and has used EBITDA as the metric for its annual cash incentive programs since 2011.
Under the terms of the 2013 Executive Officer Incentive Program, our non-commissioned named executives were entitled to:

▪	75% of their annual cash incentive target amount if the Company’s EBITDA in 2013 was 95% of EBITDA in 2012 (the threshold award);

▪	100% of their annual cash incentive target amount if the Company’s EBITDA in 2013 was 105% of EBITDA in 2012 (the target award); and

▪	150% of their annual cash incentive target amount if the Company’s EBITDA in 2013 was 130% or more of EBITDA in 2012 (the maximum award).
The Company interpolates between the threshold, target and maximum award amounts where EBITDA in 2013 is between 95% and 130% of EBITDA in 2012. No incentives would have been earned if performance was below the threshold of 95% of 2012 EBITDA.
In 2013 the Company achieved 120.8% of 2012 EBITDA, resulting in the named executives receiving 131.6% of their target award amount under the terms of the program. The individual target incentive amounts, including as a percentage of salary, for the two non-commissioned named executives for 2013, and the amount earned and paid based on the level of achievement of EBITDA growth, were as follows:

	Target Incentive as a % of Salary	Target Incentive Amount	Actual Incentive Paid
J. Boyd Douglas	30%	$180,000	$236,880
David A. Dye	30%	$144,000	$189,504

Awards made under the Company’s 2013 Executive Officer Incentive Program are subject to recovery or adjustment by the Company in certain circumstances in which the operating results on which the payment was based are restated or otherwise adjusted or in the event that a participant’s conduct is not in good faith and materially disrupts, damages, impairs or interferes with the business of the Company.
At its January 27, 2014 meeting, the Compensation Committee granted cash incentive awards pursuant to the Computer Programs and Systems, Inc. 2014 Incentive Plan (as described in more detail in Proposal 2 on page 35 of this proxy statement) to each executive officer of the Company, other than executive officers earning commission-based compensation. These cash incentive awards will be forfeited by the executive officers if the 2014 Incentive Plan does not receive stockholder approval at the annual meeting. Each non-commissioned named executive officer was granted a target incentive amount (in dollars and as a percentage of base salary), with the actual incentive earned to be calculated based on growth in EBITDA between 2013 and 2014. The Company will interpolate between the threshold, target and maximum award amounts where EBITDA in 2014 is between 90% and 120% of EBITDA in 2013 in the following manner:

2014 EBITDA	Percentage of Target Incentive Award Earned by Named Executive
Less than 90% of 2013 EBITDA	No Incentive earned
90% of 2013 EBITDA	50% of Target Award earned
95% of 2013 EBITDA	75% of Target Award earned
100% of 2013 EBITDA	100% of Target Award earned
105% of 2013 EBITDA	112.5% of Target Award earned
110% of 2013 EBITDA	125% of Target Award earned
115% of 2013 EBITDA	137.5% of Target Award earned
120% or more of 2013 EBITDA	150% of Target Award earned
The Company will further linearly interpolate between the amounts set forth above. The target cash incentive award granted to each of the named executives in 2014, subject to stockholder approval of the 2014 Incentive Plan, is reflected in the New Plan Benefits table on page 38 of this proxy statement.
Awards made under the Company’s 2014 Incentive Program are subject to recovery or adjustment by the Company as may be required pursuant to any law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).
Equity Incentive Awards. We have made long-term grants of equity compensation to executive officers in order to provide an incentive for them to maintain their relationship with the Company and to align their interests and compensation with the long-term interests of stockholders. Historically, we have had no pre-established program or schedule for making grants, which have been made solely on a discretionary basis taking into account our need to incentivize management. Based in part on PM&P’s assessment that the total direct compensation paid to the Company’s named executives is below the median compensation paid to the named executives at the Company’s peers due to the lack of regular long-term equity grants, the Compensation Committee intends to make grants of equity on a more regular basis.
Since 2005, we have periodically awarded restricted stock to certain of our executive officers, including all of our then current named executive officers, under the 2005 Restricted Stock Plan. These restricted stock grants have been time-based awards, with the shares vesting over a four- or five-year period following the date of grant. In order to ensure the continued alignment of the interests of management with those of the stockholders and in an effort to begin making equity grants on an annual basis, the Compensation Committee awarded additional shares of restricted stock under the 2005 Restricted Stock Plan to all of the current executive officers of the Company, including our named executive officers, on September 25, 2013. These restricted stock grants are time-based awards, meaning that they vest over a period of time and are not subject to the achievement of any performance-based goals. Specifically, one-fourth of the shares vest on each one-year anniversary of the date of grant, commencing on September 25, 2014. In order to vest, the executive must remain employed by us as an executive on each vesting date. The only circumstances that trigger an acceleration of vesting of an award are the following: a change of control of the Company; the death or disability of the executive; and, at the discretion of the Compensation Committee, upon the executive’s termination without cause (as defined in the 2005 Restricted Stock Plan).
It is the intention of the Compensation Committee and the Board of Directors to not grant any additional awards of restricted stock under the 2005 Restricted Stock Plan in the future and to exclusively grant awards under the proposed 2014 Incentive Plan. The Compensation Committee recommended, and the Board of Directors approved on January 27, 2014, an amendment to the 2005 Restricted Stock Plan (as described in more detail in Proposal 3 on page 39 of this proxy statement) to provide that key employees of the Company are included in the definition of “Executive” and, therefore, will not forfeit unvested shares due to loss of status as an executive officer of the Company. The amendment and restatement of the 2005 Restricted Stock Plan is subject to approval by the Company’s stockholders at the annual meeting.
The size of the restricted stock awards granted to the executives has been based on the subjective determination of the Compensation Committee, which considers each executive’s importance to and tenure with the Company and level of responsibility. The target number of shares awarded to each of the named executives in 2013 is reflected in the Grants of Plan-Based Awards table on page 24 of this proxy statement.
At its January 27, 2014 meeting, the Compensation Committee granted performance share awards pursuant to the Computer Programs and Systems, Inc. 2014 Incentive Plan (as described in more detail in Proposal 2 on page 35 of this proxy statement) to each executive officer of the Company, including the named executives. These performance share awards will be forfeited by the executive officers if the 2014 Incentive Plan does not receive stockholder approval at the annual meeting. Each named executive officer was granted a target number of performance shares, with the actual number of performance shares earned and to be issued to be calculated based on growth in earnings per share (“EPS”) between 2013 and 2014. The Company will interpolate between the threshold, target and maximum award amounts where EPS in 2014 is between 90% and 120% of EPS in 2013 in the following manner:

2014 EPS	Percentage of Target Share Award Earned
Less than 90% of 2013 EPS	No shares earned
90% of 2013 EPS	50% of Target Award earned
95% of 2013 EPS	75% of Target Award earned
100% of 2013 EPS	100% of Target Award earned
105% of 2013 EPS	112.5% of Target Award earned
110% of 2013 EPS	125% of Target Award earned
115% of 2013 EPS	137.5% of Target Award earned
120% or more of 2013 EPS	150% of Target Award earned
The Company will further linearly interpolate between the amounts set forth above. The number of performance shares awarded to each of the named executives in 2014, subject to stockholder approval of the 2014 Incentive Plan, is reflected in the New Plan Benefits table on page 38 of this proxy statement.
Awards made under the Company’s 2014 Incentive Program are subject to recovery or adjustment by the Company as may be required pursuant to any law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).
Equity Grant Practices
As discussed above, the Compensation Committee intends to place a greater emphasis in the future on incentive and performance-based compensation and making more regular grants of equity. Based on recommendations from PM&P, the Compensation Committee plans to structure the equity awards made each year to the Company’s executive officers, including the named executives, so that approximately 50% of the equity is time-based restricted stock and approximately 50% is performance share awards.
To date, our practice in granting restricted stock has been to determine the dollar amount of equity compensation that we want to provide the executives and then to grant a number of shares of restricted stock that has a fair market value equal to that amount on the date of grant. We determine the fair market value based on the closing price of our stock on the Nasdaq Stock Market on the date of grant. We do not select grant dates based upon the public release of material information about the Company, and the proximity of the grant date of any award to the date on which we announce such information is coincidental.
Perquisites and Other Benefits
None of our executive officers receives any perquisites. Our policy is to not provide perquisites to executives, in part because we believe that they do not effectively incentivize management to improve the financial performance of the Company. Additionally, we do not maintain any pension or defined benefit plans for the benefit of our executive officers.
Our executive officers participate in the Company’s 401(k) plan on the same terms as all of our employees. The plan allows eligible employees to contribute up to 60% of their pre-tax earnings up to the statutory limit prescribed by the Internal

Revenue Service. The Company matches a discretionary amount determined by the Board of Directors. In 2013, we matched employee contributions up to $2,000 per employee.
Senior management, including the named executives, also participate in our other benefit plans on the same terms as our other employees. These plans include medical and dental insurance, life insurance and long-term disability insurance.
Prohibition on Pledging and Hedging of Company Stock
Effective January 28, 2013, the Board of Directors amended the Company’s Insider Trading Policy to prohibit the Company’s directors, officers and employees from pledging their common stock in the Company as security or engaging in transactions designed to “hedge” against the price of the Company’s common stock. One executive officer, who is not a named executive officer, has a pre-existing pledging arrangement, involving a total of 16,033 shares, and continues to evaluate the means and timing of unwinding this pledging arrangement. Additional information regarding the number of shares currently pledged by this executive officer can be found in the Security Ownership of Certain Beneficial Owners and Management table on page 30 of this proxy statement.
Stock Ownership Guidelines for Executive Officers
CPSI has always encouraged its executive officers to have a financial stake in the Company, and the officers have generally owned shares of our common stock, but until 2014 the Company did not have any specified level of share ownership for the officers. On January 27, 2014, however, the Board of Directors, at the recommendation of the Nominating and Corporate Governance Committee, amended CPSI’s Corporate Governance Guidelines in order to implement formal stock ownership guidelines for the Company’s executive officers, including its named executives. Under the guidelines, each of the Chief Executive Officer and the Chief Financial Officer should acquire and beneficially own shares of CPSI common stock valued at five (5) times such individual’s annual base salary. Each other executive officer should acquire and beneficially own shares of CPSI common stock valued at two (2) times such individual’s annual base salary. Current executive officers have five years (until January 27, 2019) to satisfy this guideline, while any new executive officer will have five years from the date of his or her designation by the Board as an executive officer to satisfy this guideline. As with the stock ownership guidelines for the Company’s non-employee directors, the minimum number of shares to be held by an executive officer will be calculated on the first trading day of each calendar year based on the fair market value of such shares. Any subsequent change in the value of the shares will not affect the amount of stock executive officers should hold during that year. For purposes of meeting the ownership guidelines, the following categories of stock are counted: (i) shares owned directly, (ii) shares owned indirectly (e.g., by a spouse, minor children or a trust), and (iii) time-vesting restricted stock. However, unexercised stock options and unearned performance shares, if any, are not counted toward meeting the guidelines. Also, any shares that are subject to hedging, monetization or pledging transactions are not counted toward meeting the ownership guidelines. If the number of shares that an executive officer should own is increased as a result of an increase in the amount of such officer’s annual base salary, the officer will have five years from the effective date of the increase to attain the increased level of ownership.
Tax and Accounting Implications
Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code generally limits the tax deductibility paid by a public company to its Chief Executive Officer and certain other executive officers to $1 million in the year that the compensation becomes taxable to the executive. There is an exception to the limit on deductibility for performance-based compensation that meets certain requirements. As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code when developing and implementing short- and long-term incentive arrangements. However, the Company believes it is important to preserve flexibility in administering its compensation program in a manner designed to promote varying corporate goals. Accordingly, the Company has not adopted a policy that all compensation exceeding $1 million must qualify as deductible under Section 162(m). It is possible that amounts paid to executive officers may not qualify as performance-based compensation excluded from the limitation on deductibility.
Accounting for Stock-Based Compensation. Beginning on January 1, 2006, the Company began accounting for stock-based compensation, including restricted stock granted under the 2005 Restricted Stock Plan, in accordance with the requirements of the FASB Accounting Standards Codification Topic 718, Compensation - Stock Compensation. The Company intends to account for stock-based compensation granted under the 2014 Incentive Plan (as described in more detail in Proposal 2 on page 35 of this proxy statement) in accordance with the requirements of the FASB Accounting Standards Codification Topic 718, Compensation - Stock Compensation.
Section 409A of the Internal Revenue Code (“Section 409A”). The Company designs, awards and implements its compensation arrangements to fully comply with Section 409A and accompanying regulations.

Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in CPSI’s 2014 proxy statement.

The Compensation Committee:

William R. Seifert, II, Chairman
John C. Johnson
A. Robert Outlaw, Jr.

Summary Compensation Table
The table below summarizes the total compensation paid to or earned by each of the Company’s named executive officers for the fiscal years ended December 31, 2013, 2012 and 2011. The Company has not entered into any employment agreements with any of the named executive officers. When setting total compensation for each of the named executive officers, the Compensation Committee reviews tally sheets which show the executive’s current compensation, including equity and non-equity based compensation.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (10)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (11)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (12)	Total ($)
J. Boyd Douglas President and CEO	2013 2012 2011	$600,000 $600,000 $584,615	-0- -0- -0-	$520,047 -0- $1,000,000	-0- -0- -0-	$236,880 $167,400 $245,700	-0- -0- -0-	$28,422 $40,888 $19,766	$1,385,349 $808,288 $1,850,081
David A. Dye CFO, Secretary and Treasurer	2013 2012 2011	$480,000 $480,000 $420,769	-0- -0- -0-	$520,047 -0- $1,000,000	-0- -0- -0-	$189,504 $133,920 $196,560	-0- -0- -0-	$26,422 $38,888 $17,766	$1,215,973 $652,808 $1,635,095
Troy D. Rosser Senior Vice President-Sales	2013 2012 2011	$749,097 (2) $714,847 (3) $583,439 (4)	-0- -0- -0-	$390,064 -0- $750,000	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	$21,816 $31,166 $15,325	$1,160,977 $746,013 $1,348,764
Victor S. Schneider Executive Vice President-Corporate and Business Development	2013 2012 2011	$612,769 (5) $615,877 (6) $598,830 (7)	-0- -0- -0-	$390,064 -0- $750,000	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	$21,816 $31,166 $15,325	$1,024,649 $647,043 $1,364,155
Lyle E. Hutchison (1) Vice President-Sales	2013 2012	$812,500 (8) $662,590 (9)	-0- -0-	$155,991 $299,986	-0- -0-	-0- -0-	-0- -0-	$15,294 $10,973	$983,785 $973,549
(1)    Lyle Hutchison was appointed an executive officer of CPSI effective October 22, 2012. Accordingly, this table only presents compensation for Mr. Hutchison for 2013 and 2012.
(2) $594,097 of this amount represents sales commissions earned by Mr. Rosser during 2013.
(3)    $559,847 of this amount represents sales commissions earned by Mr. Rosser during 2012.
(4) $428,439 of this amount represents sales commissions earned by Mr. Rosser during 2011.
(5) $362,769 of this amount represents sales commissions earned by Mr. Schneider during 2013.
(6) $365,877 of this amount represents sales commissions earned by Mr. Schneider during 2012.
(7) $348,830 of this amount represents sales commissions earned by Mr. Schneider during 2011.
(8)    $712,500 of this amount represents sales commissions earned by Mr. Hutchison during 2013.
(9) $562,590 of this amount represents sales commissions earned by Mr. Hutchison during 2012.
(10)    Represents the aggregate grant date fair value of restricted stock awards granted in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718, rather than the amount paid to or realized by the named executive officer. See Note 8 to the financial statements in CPSI’s Form 10-K for the year ended December 31, 2013 for the assumptions made in determining the grant date fair value. There can be no assurance that the grant date fair value will ever be realized.
(11)    Represents cash compensation earned pursuant to the Company’s 2013 Executive Officer Incentive Program (adopted by the Board of Directors on March 4, 2013) based on 2013 EBITDA being 120.8% of 2012 EBITDA, which resulted in 131.6% of each named executive officer’s target incentive amount being earned under the terms of the program. For additional information on this program, see the discussion beginning on page 18 of this proxy statement.

(12)    The following table shows each of the components of the “All Other Compensation” column for 2013: (i) Company contributions to the 401(k) retirement plan; and (ii) dividends paid on unvested shares of restricted stock under the Company’s 2005 Restricted Stock Plan. The Company does not provide any perquisites to its executive officers.
All Other Compensation - 2013

Name of Executive	Company 401(k) Contributions	Dividends on Restricted Stock	Total “All Other Compensation”
J. Boyd Douglas	$2,000	$26,422	$28,422
David A. Dye	-0-	$26,422	$26,422
Troy D. Rosser	$2,000	$19,816	$21,816
Victor S. Schneider	$2,000	$19,816	$21,816
Lyle E. Hutchison	$2,000	$13,294	$15,294
Grants of Plan-Based Awards in 2013
The following table provides certain information regarding the non-equity incentive and restricted stock awards made to our named executives during 2013.

Name of Executive	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (2)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (3)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
J. Boyd Douglas	3/4/2013	$135,000	$180,000	$270,000	—	—	—	—	—	—	—
	9/25/2013	—	—	—	—	—	—	9,038	—	—	$520,047
David A. Dye	3/4/2013	$108,000	$144,000	$216,000	—	—	—	—	—	—	—
	9/25/2013	—	—	—	—	—	—	9,038	—	—	$520,047
Troy D. Rosser	9/25/2013	—	—	—	—	—	—	6,779	—	—	$390,064
Victor S. Schneider	9/25/2013	—	—	—	—	—	—	6,779	—	—	$390,064
Lyle E. Hutchison	9/25/2013	—	—	—	—	—	—	2,711	—	—	$155,991

(1)    The amounts shown in these columns reflect the threshold, target and maximum amounts potentially payable to each named executive officer who participated in the Company’s 2013 Executive Officer Incentive Program (adopted by the Board on March 4, 2013), in which executive officers of the Company who do not receive commissions were eligible to participate. The actual incentive amount earned in 2013 by each named executive officer under the program is reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 23 of this proxy statement.
(2)    The amount shown in this column reflects the number of shares of restricted stock granted to each named executive officer on September 25, 2013 pursuant to the 2005 Restricted Stock Plan. The award vests in four annual installments of 25% each on September 25 of each year, commencing on September 25, 2014. The named executive officers are entitled to the receipt of dividends declared on our common stock at the same rate and on the same terms as our other stockholders. The shares automatically vest upon the grantee’s death or disability or upon a change in control of the Company. The shares are forfeited upon a termination of the grantee’s employment with the Company (other than as a result of death or disability).
(3)    The amount shown in this column is the grant date fair value of the award of restricted stock to the named executive officers on September 25, 2013.

Outstanding Equity Awards at 2013 Fiscal Year-End
The following table shows the number of shares of unvested restricted stock held by our named executives on December 31, 2013, and the market value of such shares, calculated using the year-end closing market price of $61.81 per share. There were no stock options outstanding at December 31, 2013.

	Option Awards					Stock Awards
Name of Executive	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
J. Boyd Douglas	—	—	—	—	—	18,908 (1)	$1,168,703	—	—
David A. Dye	—	—	—	—	—	18,908 (1)	$1,168,703	—	—
Troy D. Rosser	—	—	—	—	—	14,181 (1)	$876,528	—	—
Victor S. Schneider	—	—	—	—	—	14,181 (1)	$876,528	—	—
Lyle E. Hutchison	—	—	—	—	—	7,628 (2)	$471,487	—	—
(1)    The shares of restricted stock were granted under the Company’s 2005 Restricted Stock Plan. The shares are comprised of two grants: (i) shares granted on April 18, 2011 vest in five annual installments of 20% each on each anniversary following the date of grant and (ii) shares granted on September 25, 2013 vest in four annual installments of 25% each on each anniversary following the date of grant.
(2)    The shares of restricted stock were granted under the Company's 2005 Restricted Stock Plan. The shares are comprised of two grants: (i) shares granted on October 31, 2012 vest in five annual installments of 20% each on each anniversary following the date of grant and (ii) shares granted on September 25, 2013 vest in four annual installments of 25% each on each anniversary following the date of grant.
Option Exercises and Stock Vested in 2013
The following table reflects certain information with respect to shares of restricted stock that vested during the fiscal year ended December 31, 2013. No stock options were held or exercised by the named executives during 2013.

	Option Awards		Stock Awards
Name of Executive	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
J. Boyd Douglas	—	—	3,290	$176,015 (1)
David A. Dye	—	—	3,290	$176,015 (1)
Troy D. Rosser	—	—	2,468	$132,038 (1)
Victor S. Schneider	—	—	2,468	$132,038 (1)
Lyle E. Hutchison	—	—	1,229	$70,102 (2)
(1)    The amount reflects the number of shares acquired upon vesting multiplied by the market value of the Company’s common stock on the vesting date, April 18, 2013 ($53.50 per share).
(2)    The amount reflects the number of shares acquired upon vesting multiplied by the market value of the Company’s common stock on the vesting date, October 31, 2013 ($57.04 per share).
Pension Benefits
The Company does not maintain any plans that provide for payments or other benefits to named executive officers at, following, or in connection with their retirement.
Nonqualified Deferred Compensation
The Company does not maintain any defined contribution or other plans that provide for the deferral of compensation to named executive officers on a basis that is not tax-qualified.

Potential Payments Upon Termination or Change-in-Control
As described in the Compensation Discussion and Analysis, the named executive officers do not have employment, severance or change-in-control agreements with the Company. The information below describes and quantifies the compensation that would have accrued to the named executive officers under CPSI’s 2005 Restricted Stock Plan upon a termination of the executives’ employment or a change-in-control of CPSI on December 31, 2013. However, the actual benefit to a named executive officer under this plan can only be determined at the time of the change-in-control event or such executive’s separation from the Company. Additionally, the benefits described below are in addition to benefits available generally to salaried employees upon a termination of employment, such as distributions under CPSI’s 401(k) plan and disability benefits. None of the named executive officers were eligible to receive any compensation under CPSI’s 2002 Stock Option Plan as a result of a termination of the executive’s employment or a change-in-control of CPSI because the plan expired on May 24, 2012 and there were no options outstanding as of December 31, 2013. Additionally, an executive is required to remain employed with CPSI through the end of the fiscal year in order to have any right to an award made under the 2013 Executive Officer Incentive Program. Accordingly, in the event that an executive’s employment had been terminated or a change-in-control of CPSI had occurred on December 31, 2013, the named executive would not have been entitled to the payment of an award under the 2013 Executive Officer Incentive Program.
Accelerated Vesting of Restricted Stock Upon a Termination of Employment or a Change in Control
The terms of the restricted stock award agreements with the named executive officers under the 2005 Restricted Stock Plan provide for the acceleration of vesting of restricted stock upon the death or disability of the executive or, at the discretion of the Board of Directors, upon the executive’s termination without cause. “Cause” is defined in the 2005 Restricted Stock Plan as any of the following acts by the executive: (i) a felony conviction, (ii) the failure to contest prosecution for a felony or (iii) willful misconduct or dishonesty which is harmful to CPSI’s business or reputation, as determined by the Board. “Disability” is defined as a permanent and total disability under the Company’s long-term disability insurance program.
The award agreements under the 2005 Restricted Stock Plan also provide that all of the shares of restricted stock not previously vested will automatically vest in the event of a change in control of CPSI. A “change in control” generally consists of any one of the following events:

(i)	An acquisition of 50% or more of CPSI’s voting securities, other than an acquisition by:

-	CPSI or any CPSI benefit plan; or

-	any company owned by CPSI stockholders in the same proportions as their ownership of CPSI stock.

(ii)
When, during any two-year period, the members of CPSI’s Board of Directors at the beginning of the period (along with any new director whose election or nomination is approved by at least two-thirds of the directors who either were directors at the beginning of the period or who were so approved) cease to constitute a majority of the Board.

(iii)
CPSI’s stockholders approve a merger or consolidation of CPSI with another corporation, unless the outstanding shares of CPSI stock immediately prior to the transaction continue to represent more than 50% of the combined voting stock of CPSI or its successor immediately following the transaction.

(iv)	CPSI’s stockholders approve a plan of complete liquidation of CPSI or an agreement for the sale of all or substantially all of CPSI’s assets.
Upon the occurrence of any of these events, the Board of Directors is charged with determining the effective date of the change in control for purposes of the plan.

The table below sets forth the intrinsic value of the shares of restricted stock under the 2005 Restricted Stock Plan that would have vested in the event that either (i) a change in control of CPSI had occurred on December 31, 2013, or (ii) the employment of the named executive officer had terminated on December 31, 2013 due to the executive’s death, disability or, upon approval by the Board, a termination by CPSI without cause. The intrinsic value is calculated by multiplying the number of shares that would have vested by the fair market value of CPSI’s common stock on December 31, 2013. The fair market value of a share of common stock is assumed to be $61.81, which was the closing price of the stock on December 31, 2013.

Name
Amount that Would Have Been Realized Due to the
Acceleration of Vesting of Restricted Stock in the Event of
a Change in Control of CPSI or the
Executive’s Death, Disability or Termination without Cause (1)

J. Boyd Douglas	$1,168,703
David A. Dye	$1,168,703
Troy D. Rosser	$876,528
Victor S. Schneider	$876,528
Lyle E. Hutchison	$471,487
(1)    With respect to the termination of a named executive officer without cause, this table assumes that the Board of Directors would have exercised its discretion under the 2005 Restricted Stock Plan and approved an acceleration of vesting of all of the shares of restricted stock upon such a termination.

Non-Management Director Compensation for 2013
In 2013, each of our non-employee directors received an annual cash retainer of $30,000 for service as a director. Each director who was a member of the Audit Committee received an additional $5,000, each director who was a member of the Compensation Committee received an additional $4,000 and each director who was a member of the Nominating and Corporate Governance Committee received an additional $1,000. Each non-employee director also received an attendance fee of $2,000 for each regular quarterly meeting of the Board of Directors attended. Directors who are employees of the Company receive no compensation for their service as directors. Directors are also reimbursed for their expenses incurred in attending any meeting of directors. Additionally, in 2013 each non-employee director received a grant of $25,009 of shares of restricted stock under the 2012 Restricted Stock Plan for Non-Employee Directors. The shares vest on the third anniversary of the date of grant.
In accordance with its charter, the Compensation Committee has the authority to review and make recommendations to the Board regarding the Company’s policies and procedures pertaining to director compensation. The Compensation Committee recommended and the Board approved an increase in director compensation effective January 1, 2011, resulting in an annual retainer of $30,000. Based upon advice received from Pearl Meyer & Partners, LLC (“PM&P”), the compensation consultant retained by the Compensation Committee in mid-2013, the Compensation Committee recommended an increase in compensation paid to the non-employee directors effective January 1, 2014. The Compensation Committee recommended to the Board, and the Board approved on January 27, 2014, an increase in the annual retainer from $30,000 to $60,000, the elimination of meeting attendance fees, and an increase in the annual grant of restricted stock under the 2012 Non-Employee Director Restricted Stock Plan from approximately $25,000 per year to approximately $70,000 per year. In approving these changes to the compensation package for non-employee directors, the Board considered the amount of time that directors were expending in fulfilling their duties to the Company and the amounts being paid to directors at companies in the peer group constructed by PM&P.
The table below summarizes the compensation paid by CPSI to non-employee directors for the fiscal year ended December 31, 2013. A. Robert Outlaw, Jr. was elected a director by the Board of Directors after the end of the fiscal year ended December 31, 2013 and, as such, did not receive any compensation as a director of the Company during 2013.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Charles P. Huffman	$44,000	$25,009	--	--	--	--	$69,009
John C. Johnson	$43,000	$25,009	--	--	--	--	$68,009
Ernest F. Ladd, III	$43,000	$25,009 (3)	--	--	--	--	$68,009
W. Austin Mulherin	$43,000	$25,009	--	--	--	--	$68,009
William R. Seifert, II	$47,000	$25,009	--	--	--	--	$72,009

(1)
J. Boyd Douglas, the Company’s President and Chief Executive Officer, and David A. Dye, the Company’s Chief Financial Officer, are not included in this table as they are, and at all times during 2013 were, employees of the Company and thus received no compensation for their service as directors. The compensation received by Mr. Douglas and Mr. Dye as employees of the Company is shown in the Summary Compensation Table on page 23 of this proxy statement.

(2)	Each of the non-employee directors listed in this table held 910 shares of unvested restricted stock at the end of fiscal year 2013.

(3)
In recognition of his service as a director of the Company, the Compensation Committee has approved the acceleration of the vesting of all of Mr. Ladd’s unvested restricted stock, including these shares of restricted stock granted in 2013, effective upon his retirement from the Board of Directors on May 15, 2014.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table summarizes the securities that have been authorized for issuance as of December 31, 2013 under our 2005 Restricted Stock Plan and 2012 Restricted Stock Plan for Non-Employee Directors. Both of these plans were previously approved by CPSI’s stockholders. These plans are described in Note 8 of the notes to the financial statements included in the Company’s 2013 Annual Report to Stockholders. The table does not include the shares available for issuance under the 2014 Incentive Plan that is being submitted for stockholder approval at the annual meeting.

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by stockholders	-0-	N/A	95,455	(1)
Equity compensation plans not approved by stockholders	N/A	N/A	N/A
Total	-0-		95,455	(1)

(1)
Represents 5 shares of common stock issuable pursuant to our 2005 Restricted Stock Plan and 95,450 shares of common stock issuable pursuant to our 2012 Restricted Stock Plan for Non-Employee Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the number and percentage of outstanding shares of common stock beneficially owned as of March 17, 2014 by:

•	each director and director nominee;

•	each executive officer named in the Summary Compensation Table on page 23 of this proxy statement;
•    all of our directors and executive officers as a group; and
•    beneficial owners of 5% or more of our common stock.
The address for each director and executive officer is c/o Computer Programs and Systems, Inc., 6600 Wall Street, Mobile, Alabama 36695.

Name of Beneficial Owner	Number of Shares of Common Stock(1)	% of Shares of Common Stock(2)
Kayne Anderson Rudnick Investment Management, LLC (3)	1,520,308	13.62%
BlackRock, Inc. (4)	947,643	8.49%
The Vanguard Group, Inc. (5)	719,062	6.44%
J. Boyd Douglas (6)	156,121	1.40%
David A. Dye (7)	109,188	*
Troy D. Rosser (8)	16,998	*
Victor S. Schneider (9)	33,465	*
Lyle E. Hutchison (10)	7,628	*
W. Austin Mulherin, III (11)	4,369	*
Charles P. Huffman (12)	4,112	*
Ernest F. Ladd, III (13)	2,610	*
William R. Seifert, II (14)	3,662	*
John C. Johnson (15)	2,612	*
A. Robert Outlaw, Jr.	1,500	*
All Directors & Executive Officers as a group (23 persons)(16)	788,456	7.06%
*    Reflects ownership of less than 1%.
(1)    The number of shares of common stock reflected in the table is that number of shares which are deemed to be beneficially owned under the federal securities laws. Shares deemed to be beneficially owned include shares as to which, directly or indirectly, through any contract, relationship, arrangement, understanding or otherwise, either voting power or investment power is held or shared. Unless otherwise stated, the named person has the sole voting and investment power for the shares indicated.
(2)    Percentage of ownership is based on 11,163,950 shares of Company common stock outstanding as of March 17, 2014.
(3)    The address of Kayne Anderson Rudnick Investment Management, LLC is 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067. This information is based solely upon our review of an amended Schedule 13G filed by Kayne Anderson Rudnick Investment Management, LLC (“Kayne Anderson”) with the Securities and Exchange Commission on January 10, 2014, reporting beneficial ownership as of December 31, 2013. The Schedule 13G/A reports that Kayne Anderson has sole voting and dispositive power with respect to all 1,520,308 shares.
(4)    The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022. This information is based solely upon our review of an amended Schedule 13G filed by BlackRock, Inc. with the Securities and Exchange Commission on January 28, 2014, reporting beneficial ownership as of December 31, 2013. The Schedule 13G/A reports that (a) BlackRock, Inc. is a parent holding company or control person, (b) BlackRock, Inc.’s subsidiaries, BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Institutional Management (Australia) Limited, BlackRock Investment Management (UK) Ltd. and BlackRock Investment Management, LLC, acquired the shares being reported and (c) Blackrock, Inc. has sole voting with respect to 916,935 shares and sole dispositive power with respect to all 947,643 shares.
(5)    The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. This information is based solely upon our review of an amended Schedule 13G filed by The Vanguard Group, Inc. (“Vanguard Group”) with the Securities and Exchange Commission on February 17, 2014, reporting beneficial ownership as of December 31, 2013. The Schedule 13G/A reports that, of the 719,062 shares reported as beneficially owned, Vanguard Group has sole voting power with respect to 17,242 shares, sole dispositive power with respect to 702,920 shares, and shared dispositive power with respect to 16,142 shares. The Schedule 13G/A reports that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard Group, is the beneficial owner of 16,142 shares as a result of its serving as investment manager of collective trust accounts. The Schedule 13G/A also reports that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard Group, is the beneficial owner of 1,100 shares as a result of its serving as investment manager of Australian investment offerings.

(6)    Includes 100 shares owned by Mr. Douglas’s wife and a total of 600 shares held in custodial accounts for the benefit of his three children. Also includes 18,908 shares of unvested restricted stock granted under the Company’s 2005 Restricted Stock Plan comprised of (i) 9,870 shares granted to Mr. Douglas on April 18, 2011 and (ii) 9,038 shares granted to Mr. Douglas on September 25, 2013.
(7)    Includes 60,000 shares owned by a trust for the benefit of Mr. Dye and his children. Also includes 18,908 shares of unvested restricted stock granted under the Company’s 2005 Restricted Stock Plan comprised of (i) 9,870 shares granted to Mr. Dye on April 18, 2011 and (ii) 9,038 shares granted to Mr. Dye on September 25, 2013.
(8)     Includes 14,181 shares of unvested restricted stock granted under the Company’s 2005 Restricted Stock Plan comprised of (i) 7,402 shares granted to Mr. Rosser on April 18, 2011 and (ii) 6,779 shares granted to Mr. Rosser on September 25, 2013.
(9)     Includes 200 shares held in custodial accounts for the benefit of his two children. Also includes 14,181 shares of unvested restricted stock granted under the Company’s 2005 Restricted Stock Plan comprised of (i) 7,402 shares granted to Mr. Schneider on April 18, 2011 and (ii) 6,779 shares granted to Mr. Schneider on September 25, 2013.
(10)    Includes 7,628 shares of unvested restricted stock granted under the Company’s 2005 Restricted Stock Plan comprised of (i) 4,917 shares granted to Mr. Hutchison on October 31, 2012 and (ii) 2,711 shares granted to Mr. Hutchison on September 25, 2013.
(11)    Mr. Mulherin shares voting and investment power for 1,400 shares with his wife. Also includes 372 shares held in a custodial account for the benefit of his daughter. Also includes 2,112 shares of unvested restricted stock granted under the Company’s 2012 Restricted Stock Plan for Non-Employee Directors comprised of (i) 432 shares granted to Mr. Mulherin on June 18, 2012, (ii) 478 shares granted to Mr. Mulherin on March 4, 2013 and (iii) 1,202 shares granted to Mr. Mulherin on January 27, 2014.
(12)    Mr. Huffman shares voting and investment power for 2,000 shares with his wife. Also includes 2,112 shares of unvested restricted stock granted under the Company’s 2012 Restricted Stock Plan for Non-Employee Directors comprised of (i) 432 shares granted to Mr. Huffman on June 18, 2012, (ii) 478 shares granted to Mr. Huffman on March 4, 2013 and (iii) 1,202 shares granted to Mr. Huffman on January 27, 2014.
(13)    Includes 910 shares of unvested restricted stock granted under the Company’s 2012 Restricted Stock Plan for Non-Employee Directors comprised of (i) 432 shares granted to Mr. Ladd on June 18, 2012 and (ii) 478 shares granted to Mr. Ladd on March 4, 2013.
(14)    Includes 2,112 shares of unvested restricted stock granted under the Company’s 2012 Restricted Stock Plan for Non-Employee Directors comprised of (i) 432 shares granted to Mr. Seifert on June 18, 2012, (ii) 478 shares granted to Mr. Seifert on March 4, 2013 and (iii) 1,202 shares granted to Mr. Seifert on January 27, 2014.
(15)    Includes 2,112 shares of unvested restricted stock granted under the Company’s 2012 Restricted Stock Plan for Non-Employee Directors comprised of (i) 432 shares granted to Mr. Johnson on June 18, 2012, (ii) 478 shares granted to Mr. Johnson on March 4, 2013 and (iii) 1,202 shares granted to Mr. Johnson on January 27, 2014.
(16)    Includes 16,033 shares pledged as security by an executive officer who is not a named executive officer. As discussed on page 21 of this proxy statement, effective January 28, 2013, the Board of Directors amended the Company’s Insider Trading Policy to prohibit the Company’s directors, officers and employees from pledging their common stock in the Company as security or engaging in transactions designed to “hedge” against the price of the Company’s common stock. A named executive officer unwound his pre-existing pledging arrangement in 2014, and the other executive officer (who is not a named executive officer) continues to evaluate the means and timing of unwinding his pledging arrangement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent (10%) of our common stock, to file reports of ownership and changes in ownership of Company common stock held by them with the Securities and Exchange Commission. Copies of these reports must also be provided to the Company. Based on our review of these reports, we believe that, during the year ended December 31, 2013, all reports required to be filed during such year were filed on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policy for the Review and Approval of Related Person Transactions
We may occasionally enter into or participate in transactions with certain “related persons.” Related persons include our executive officers, directors, 5% or more beneficial owners of our common stock, immediate family members of these persons, and entities in which one of these persons has a direct or indirect material interest. We refer to transactions with these related persons as “related person transactions.” We have a written policy regarding the review and approval of related person transactions.
In accordance with this policy, and except for certain transactions subject to standing pre-approval under the policy, our Audit Committee must review and approve all such related person transactions that exceed or are expected to exceed $100,000 in any calendar year. This $100,000 threshold is less than the $120,000 threshold requiring disclosure under the rules of the Securities and Exchange Commission. The Audit Committee considers all relevant factors when determining whether to approve a related person transaction, including whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. No director may participate in any discussion or approval of any related person transaction in which he or she is a related person, but that director is required to provide the Audit Committee with all material information concerning the transaction.
Related Person Transactions
Michael K. Muscat, Jr., an executive officer of CPSI, owns 49% of Felder Services, LLC (“Felder Services”), which provides janitorial services to CPSI at various locations pursuant to four housekeeping agreements. Felder Services also provides certain cleaning and janitorial supplies to CPSI. CPSI paid Felder Services $308,386 in 2013 for these services and supplies. Based on Mr. Muscat’s ownership interest in Felder Services, the approximate dollar amount of Mr. Muscat’s interest in the amount paid by CPSI to Felder Services during 2013 was $151,109.
Matt Cole, the brother-in-law of Austin Mulherin (a director of the Company), is employed by the Company as a sales manager. Matt Cole received total compensation of $244,553 from the Company during 2013.
Our arrangements with Felder Services for janitorial services and supplies have been approved by the Audit Committee. Additionally, the Audit Committee reviewed and approved the compensation of Mr. Cole.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board of Directors is currently composed of four directors who are independent directors as defined under existing Nasdaq rules and Securities and Exchange Commission rules. The Audit Committee operates under a written charter, as last amended by the Board of Directors on January 28, 2013.
The Audit Committee hereby submits the following report:

•	We have reviewed and discussed with management the Company’s audited financial statements as of, and for, the year ended December 31, 2013.

•
We have discussed with the independent registered public accountants, Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board.

•
We have received and reviewed the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence, and have discussed with Grant Thornton LLP their independence. We considered whether the provision of non-financial audit services was compatible with Grant Thornton LLP’s independence in performing financial audit services.

Based on the review and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission. It should be noted that management is responsible for the Company’s financial reporting process, including its system of internal controls, and the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent registered public accountants are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.

Audit Committee:

Ernest F. Ladd, III, Chairman
William R. Seifert, II
Charles P. Huffman
A. Robert Outlaw, Jr.

PROPOSAL 2
APPROVAL OF THE COMPUTER PROGRAMS AND SYSTEMS, INC. 2014 INCENTIVE PLAN
On January 27, 2014, the Board of Directors of the Company approved and recommended that the stockholders adopt the Computer Programs and Systems, Inc. 2014 Incentive Plan (the “2014 Incentive Plan”). At the annual meeting, the Company’s stockholders will consider and vote upon the approval of the 2014 Incentive Plan.
The Board of Directors believes that it is important for the Company to maintain a flexible and comprehensive incentive plan to provide a means of enhancing and encouraging the recruitment and retention of those individuals on whom the success of the Company most depends. The purpose of the 2014 Incentive Plan is to promote the interests of the Company and our stockholders by providing a means of granting equity and equity-related incentives, as well as cash incentives, to employees, including officers, of the Company and our affiliates in order to provide an additional incentive to such individuals to work to increase the value of the Company’s common stock and to provide such individuals with a stake in the future of the Company that corresponds to the stake of each of the Company’s stockholders. If approved by the Company’s stockholders, the 2014 Incentive Plan will allow the Company to attract, motivate and retain the most qualified employees, including officers, and link the interests of such individuals with the interests of the Company’s stockholders.
A summary of the principal features of the 2014 Incentive Plan is provided below. The summary is qualified in its entirety by reference to the full text of the 2014 Incentive Plan, which is attached as Appendix A to this proxy statement.
General
The 2014 Incentive Plan provides for the grant of incentive and nonqualified stock options, stock appreciation rights, awards of restricted stock and restricted stock units, performance share awards and performance compensation awards, including performance-based cash incentives, to employees, including officers, of the Company and our affiliates. No determinations have been made to date with respect to the types or amounts of awards that may be granted to specific individuals pursuant to the 2014 Incentive Plan, except as described in the New Plan Benefits table on page 38 of this proxy statement.
Eligibility
Persons eligible to participate in the 2014 Incentive Plan include all employees, including officers, of the Company and our affiliates (currently approximately 1,400 persons).
Administration
Except as may otherwise be determined by the Board of Directors, the 2014 Incentive Plan will be administered by the Compensation Committee of the Board of Directors, which committee shall have the authority to, among other things, grant awards under the 2014 Incentive Plan and prescribe the terms and conditions of such awards. The Compensation Committee may delegate administration of the 2014 Incentive Plan to a committee or committees of one or more members of the Board of Directors, provided, however, that such committee must consist of two or more non-employee directors, pursuant to Rule 16b-3 of the Securities Exchange Act of 1934, as amended, who are also “outside directors,” pursuant to Section 162(m) of the Internal Revenue Code, unless otherwise determined by the Board of Directors.
Shares Available
A total of 700,000 shares of the Company’s common stock are reserved for issuance under the 2014 Incentive Plan; provided that no more than 100,000 shares may be granted as incentive stock options. Any shares of common stock granted in connection with options and stock appreciation rights will be counted against this limit as one share for every one option or stock appreciation right awarded. Any shares of common stock granted in connection with awards other than options and stock appreciation rights shall be counted against this limit as two shares of common stock for every one share of common stock granted in connection with such award. Shares of common stock available for distribution under the 2014 Incentive Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company, subject to the 2014 Incentive Plan. Any shares of common stock subject to an award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the plan in accordance with the terms of the 2014 Incentive Plan. The number of shares reserved for issuance may be adjusted in the event of a stock or extraordinary cash dividend, stock split or reverse stock split, or an extraordinary corporate transaction, such as any recapitalization, reorganization, merger, consolidation, combination or exchange, or any other relevant change in capitalization occurring after the date of grant of an award under the plan.

Types of Awards Available

•
Options - The 2014 Incentive Plan provides for the grant of incentive stock options and nonqualified stock options. In general, the exercise price of an option may not be less than 100% of the fair market value of the Company’s common stock on the date of the grant, and no options granted under the 2014 Incentive Plan may be exercisable after the expiration of ten years from the date of grant of the award. Options will vest and become exercisable as the Compensation Committee deems appropriate. The exercise price may be paid in various ways, including by payment of cash, a stock-for-stock exchange, a broker-assisted cashless exercise or a net exercise.

•
Stock Appreciation Rights - The 2014 Incentive Plan provides for the grant of stock appreciation rights, either alone, as free standing stock appreciation rights, or in tandem with an option, as related stock appreciation rights. The exercise price of a stock appreciation right may not be less than 100% of the fair market value of the Company’s common stock on the date of the grant, and a related stock appreciation right must have the same exercise price as the related option. No stock appreciation rights may be exercisable after the expiration of ten years from the date of grant of the award. Stock appreciation rights will vest and become exercisable as the Compensation Committee deems appropriate. The consideration payable upon exercise of a stock appreciation right shall be paid in cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, as determined in the sole discretion of the Compensation Committee.

•
Restricted Stock and Restricted Stock Units - The 2014 Incentive Plan provides for the grant of restricted stock or restricted stock units. Such awards may not be sold, assigned, transferred or otherwise disposed of or pledged as collateral or security during the restricted period, which restricted period begins on the date of grant of the award and ends at the time or times set forth on a schedule established by the Compensation Committee. A holder of restricted stock generally shall have the rights and privileges of a stockholder as to such restricted stock, including the right to vote such restricted stock and the right to receive dividends. At the discretion of the Compensation Committee, restricted stock units may be credited with cash and stock dividends paid by the Company in respect of one share of the Company’s common stock.

•
Performance Share Awards - The 2014 Incentive Plan provides for the grant of performance shares, which represent the right to receive shares of common stock of the Company based upon the achievement, or level of achievement, of performance goals during a performance period, as determined by the Compensation Committee at the time of grant of a performance share award. No payout or issuance of shares of common stock will be made with respect to any performance share award except upon written certification by the Compensation Committee that the minimum threshold performance goal(s) have been achieved. Dividend equivalents will not be paid until the performance share award is earned, but dividend equivalents may be credited with respect to such awards, with payment subject to such awards actually vesting (if any).

•
Performance Compensation Awards - The 2014 Incentive Plan provides that the Compensation Committee may designate as a performance compensation award any award, other than options and stock appreciation rights, in order to qualify the award as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. Performance compensation awards under the 2014 Incentive Plan may also consist of performance-based cash incentives.

Amendment and Termination
The Board of Directors may, at any time, and from time to time, amend or terminate the 2014 Incentive Plan; provided, however, that, except in certain limited circumstances (e.g., amendments relating to adjustments based upon changes in the common stock and amendments that the Board deems necessary or advisable to provide eligible participants with the maximum benefits provided or to be provided under the provisions of the Internal Revenue Code and the regulations promulgated thereunder), no amendment will be effective unless approved by the stockholders as may be required by applicable laws, stock exchange rules or other regulations. The 2014 Incentive Plan will automatically terminate on May 15, 2019.

Federal Income Tax Consequences
The following summarizes only the federal income tax consequences of participation under the 2014 Incentive Plan based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete and does not discuss any non-U.S., state or local tax consequences. In addition, the discussion does not address tax consequences that may vary with, or are contingent on, a participant’s individual circumstances. Each participant in the 2014 Incentive Plan is strongly urged to consult with his or her tax advisor regarding participation in the plan.
With respect to nonqualified stock options, the Company is generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of the Company’s common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Internal Revenue Code for incentive stock options, and the tax consequences described for nonqualified stock options will apply.
The current federal income tax consequences of other awards authorized under the 2014 Incentive Plan generally follow certain basic patterns: stock-settled stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); and stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Internal Revenue Code with respect to covered employees.
Certain types of awards under the 2014 Incentive Plan, including cash-settled stock appreciation rights, restricted stock units and deferred stock, may constitute, or provide for, a deferral of compensation subject to Section 409A of the Internal Revenue Code. Unless certain requirements set forth in Section 409A of the Internal Revenue Code are complied with, participants may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% income tax (and, potentially, certain interest penalties). To the extent applicable, the 2014 Incentive Plan and awards granted thereunder will be interpreted to comply with Section 409A of the Internal Revenue Code and Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Internal Revenue Code. To the extent determined necessary or appropriate by the Compensation Committee, the plan and applicable award agreements may be amended to comply with Section 409A of the Internal Revenue Code or to exempt the applicable awards from Section 409A of the Internal Revenue Code.

New Plan Benefits
Because future awards under the 2014 Incentive Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients and other terms of such awards cannot be determined at this time. The following table sets forth information regarding the performance share awards and cash incentive awards that were approved by the Compensation Committee on January 27, 2014 to the persons and groups named below under the 2014 Incentive Plan. Should stockholders not approve the 2014 Incentive Plan at the annual meeting, the awards granted by the Compensation Committee on January 27, 2014 under the 2014 Incentive Plan will be forfeited. Such performance share awards will only vest and such cash incentive awards will only be earned upon the achievement of pre-defined financial performance objectives, if at all.
Computer Programs and Systems, Inc. 2014 Incentive Plan

Name and Position	Target Number of Performance Shares Under the Performance Share Award (1)	Dollar Value on the Date of Grant of the Target Number of Performance Shares Under the Performance Share Award (2)	Target Amount of Cash Incentive Award (3)
J. Boyd Douglas President and CEO	5,153	$300,008	$284,000
David A. Dye CFO, Secretary and Treasurer	5,153	$300,008	$227,000
Troy D. Rosser Senior Vice President-Sales	3,865	$225,020	N/A
Victor S. Schneider Executive Vice President-Corporate and Business Development	3,865	$225,020	N/A
Lyle E. Hutchison Vice President-Sales	1,546	$90,008	N/A
Executive Group	45,089	$2,625,082	$830,000
Non-Executive Director Group	N/A	N/A	N/A
Non-Executive Officer Employee Group	N/A	N/A	N/A

1)
Represents a performance share award, or a right to receive shares of restricted stock, subject to performance conditions under the 2014 Incentive Plan granted by the Compensation Committee on January 27, 2014 to all of the executive officers of the Company, subject to stockholder approval of the 2014 Incentive Plan. If the 2014 Incentive Plan is approved by the stockholders, the number of shares in this column represents the target number of shares of restricted stock that will be issued pursuant to the award if the performance condition to which the shares are subject, as set forth in the Performance Share Award Agreement, is achieved at the target level during the performance period, or January 1, 2014 through December 31, 2014. The actual number of performance shares that the grantee may receive ranges from zero to the maximum amount set forth in the Performance Share Award Agreement (150% of the target), depending on the level of performance achieved by the Company during the performance period.

2)
The dollar value of the target number of performance shares under the performance share awards was calculated based on the closing price of the Company’s common stock on the date of grant, January 27, 2014, or $58.22.

3)
Represents a cash incentive award subject to performance conditions under the 2014 Incentive Plan granted by the Compensation Committee on January 27, 2014 to the non-commissioned executive officers of the Company, subject to stockholder approval of the 2014 Incentive Plan. If the 2014 Incentive Plan is approved by the stockholders, this incentive amount represents the target incentive that will be awarded if the performance condition to which the cash bonus is subject, as set forth in the Performance-Based Cash Bonus Award Agreement, is achieved at the target level during the performance period, or January 1, 2014 through December 31, 2014. The actual cash incentive amount that the grantee may receive ranges from zero to the maximum amount set forth in the Performance-Based Cash Bonus Award Agreement (150% of the target), depending on the level of performance achieved by the Company during the performance period.

The Board of Directors recommends that the stockholders vote “FOR” Proposal 2.

PROPOSAL 3
APPROVAL OF THE COMPUTER PROGRAMS AND SYSTEMS, INC.
AMENDED AND RESTATED 2005 RESTRICTED STOCK PLAN
The Board of Directors of the Company adopted in March 2005, and the stockholders approved in May 2005, the Computer Programs and Systems, Inc. 2005 Restricted Stock Plan (as amended and restated by the Board on January 27, 2006, the “2005 Plan”). The Compensation Committee believes it is in the best interest of the Company to amend and restate the 2005 Plan to provide that key employees of the Company be included in the definition of “Executive” and are, therefore, eligible to receive awards under the 2005 Plan and avoid forfeiture of unvested shares due to loss of status as an executive officer of the Company. A participant in the 2005 Plan will continue to forfeit any unvested shares of restricted stock upon the termination of the participant’s employment with the Company. Other than the revision to the definition of "Executive," no other material changes are proposed to be made to the 2005 Plan. At the annual meeting, the Company’s stockholders will consider and vote upon the approval of the Computer Programs and Systems, Inc. Amended and Restated 2005 Restricted Stock Plan (the “Amended and Restated 2005 Plan”).
A summary of the principal features of the Amended and Restated 2005 Plan, as proposed to be amended hereby, is provided below. The summary is qualified in its entirety by reference to the full text of the Amended and Restated 2005 Plan, which is attached as Appendix B to this proxy statement and is marked to show the proposed changes to the plan.
General
The purpose of the Amended and Restated 2005 Plan is to promote the interests of the Company by attracting, retaining and motivating executives and key employees by providing them with additional equity-based incentives for their continuing relationship with the Company and aligning their interests and compensation with the long-term interests of stockholders. Participants will be eligible to receive awards under the Amended and Restated 2005 Plan, which consist of grants of restricted stock. Awards may be made under the Amended and Restated 2005 Plan until May 15, 2024.
Eligibility
Executive officers and key employees of the Company (currently approximately 18 persons) shall be eligible to receive grants of restricted stock and become participants under the Amended and Restated 2005 Plan. The Compensation Committee in its discretion will determine those executives and key employees of the Company who are eligible to participate in the Amended and Restated 2005 Plan.
Administration
The Amended and Restated 2005 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee shall have power and authority to manage and control the operations and administration of the Amended and Restated 2005 Plan, including the authority to, among other things, grant awards under the Amended and Restated 2005 Plan and prescribe the terms and conditions of such awards.
Shares Available
As of March 31, 2014, five shares remain available for issuance under the Amended and Restated 2005 Plan. As of the date of this proxy statement, the Compensation Committee has no intention of recommending, and the Board of Directors has no intention of approving, an increase in the number of shares available for issuance under the Amended and Restated 2005 Plan.
Awards
Awards made under the Amended and Restated 2005 Plan will be in the form of grants of shares of common stock, par value $0.001 per share, of the Company that are subject to certain transfer restrictions, or restricted stock. The terms and conditions of each award, including those related to vesting, will be determined by the Compensation Committee and set forth in a written agreement executed by the Company and the participant. The Compensation Committee may subject the vesting of the restricted stock to any restrictions it deems appropriate, including the achievement of certain performance criteria. Additionally, the Compensation Committee has the discretion to select the length of the vesting period; provided, however, that each award will be subject to a minimum restricted period of three years from the date of the award. No restricted stock awarded under the Amended and Restated 2005 Plan may be transferred, sold, exchanged, pledged or otherwise disposed of by a participant during the restricted period, other than by the participant’s last will and testament, by the applicable laws of descent and distribution, or as otherwise determined by the Compensation Committee. The Compensation Committee may, in its sole discretion, waive, in whole or in part, any or all remaining restrictions with respect to any participant’s restricted stock.

Accelerated Vesting and Forfeiture
Each outstanding award shall become immediately vested and unrestricted upon the occurrence of a change in control of the Company or upon the death or disability of the participant. Shares of restricted stock shall be forfeited in the event the participant voluntarily resigns or retires or his or her employment is terminated for cause during the restricted period, or if any performance criteria established by the Compensation Committee are not satisfied. In the event that the participant's employment is terminated without cause, the participant will forfeit his or her unvested shares of restricted stock unless the Board of Directors determines to accelerate the vesting of any or all such shares. If the restricted stock fails to vest as specified in the applicable award agreement, the shares of restricted stock will be canceled and forfeited by the participant. All shares of restricted stock that are canceled or forfeited will be available for future awards under the Amended and Restated 2005 Plan.
Federal Income Tax Consequences
The following summarizes only the federal income tax consequences of participation under the Amended and Restated 2005 Plan based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete and does not discuss any non-U.S., state or local tax consequences. In addition, the discussion does not address tax consequences that may vary with, or are contingent on, a participant’s individual circumstances. Each participant in the Amended and Restated 2005 Plan is strongly urged to consult with his or her tax advisor regarding participation in the plan.
With respect to an award, unless a participant makes an election under Section 83(b) of the Internal Revenue Code (an “83(b) election”), as described below, the participant will generally recognize ordinary compensation income in an amount equal to the fair market value of the shares subject to the grant of restricted stock at the time the restricted stock ceases to be subject to forfeiture. Dividends paid to a participant on the shares of restricted stock where no 83(b) election is made are treated as compensation income of the participant in the year received. The participant’s holding period for long-term capital gains purposes will not begin to run until the stock becomes unrestricted.
With respect to an award, a participant may make an 83(b) election only with the prior approval of the Compensation Committee. If a participant makes an 83(b) election within the required period of thirty days after receipt of the restricted stock, the executive officer will be immediately taxed, as compensation income, on the fair market value of the restricted stock issued to such participant, valued on the date of grant. Any dividends received on stock subject to an 83(b) election will be treated as ordinary dividend income. Where an 83(b) election is made, a participant’s holding period for long-term capital gains purposes begins to run on receipt of the restricted stock. A forfeiture of restricted stock after an 83(b) election is made, even though the participant has included the stock as income, does not entitle the participant to a tax deductible loss if no amount was paid for the restricted stock by the participant. Subject to the limitations on deductibility contained in Section 162(m) of the Internal Revenue Code, the Company will receive a deduction for federal income tax purposes equal to the compensation income recognized by the participant receiving the award.
New Plan Benefits
Because future awards under the Amended and Restated 2005 Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients and other terms of such awards cannot be determined at this time. We are not requesting an increase in the number of shares available for issuance. Only five shares remain available for issuance under the Plan.
The Board of Directors recommends that the stockholders vote “FOR” Proposal 3.

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
At the direction of the Audit Committee, the ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accountants for the year ending December 31, 2014 is being presented to the stockholders for approval at the annual meeting. If the appointment of independent registered public accountants is not ratified, the Audit Committee will reconsider its appointment of independent registered public accountants.
General
The Audit Committee has approved the engagement of Grant Thornton as the Company’s independent registered public accountants for the year ending December 31, 2014. Grant Thornton has been engaged by the Company since 2004 and has audited the financial statements of the Company for the years ended December 31, 2004 through December 31, 2013.
It is expected that a representative of Grant Thornton will be present at the annual meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he or she so desires.
Fees Paid to Grant Thornton LLP
The following table presents the fees paid or accrued by the Company for the audit and other services rendered by Grant Thornton for the years ended December 31, 2013 and 2012.

	2013	2012
Audit Fees	$518,020	$546,592
Audit-Related Fees	$64,551	$78,199
Tax Fees	$167,073	$254,612
All Other Fees	$—	$—
TOTAL	$749,644	$879,403
Audit Fees. Audit Fees for the last two years were for professional services rendered by the independent registered public accountants in connection with (i) the audits of the Company’s annual financial statements and audits of the effectiveness of the Company’s internal control over financial reporting, and (ii) the review of the Company’s quarterly financial statements.
Audit-Related Fees. Audit-Related Fees for 2013 and 2012 were for services rendered by the independent registered public accountants for examining and reporting on the Company’s design and operating effectiveness of controls related to the Company’s Application Service Provider hosting environment and management of changes to computer programs in accordance with AICPA Standards for Attestation Engagements (SSAE) No. 16, as amended (formerly Statement on Auditing Standards (SAS) No. 70, Service Organizations). All audit-related services were pre-approved by the Company’s Audit Committee.
Tax Fees. Tax Fees for 2013 were for tax compliance services, including the calculation of tax credits related to the Company’s research and development activities. Tax Fees for 2012 were for services related to (i) the calculation of DPAD (Domestic Production Activities Deduction) adjustments for the 2005 through 2010 tax returns of the Company and the filings of these amended returns and (ii) the calculation of tax credits related to the Company’s research and development activities. All tax services were pre-approved by the Audit Committee.
All Other Fees. All Other Fees encompasses any services provided by the independent registered public accountants other than the services reported in the other above categories. There were no Other Fees paid to Grant Thornton in 2013 or 2012.
Pre-Approval Policy
The Audit Committee’s policy is to specifically pre-approve all audit and non-audit services to be rendered by the independent registered public accountants. Through this policy, the Audit Committee can effectively monitor the costs of services and can ensure that the provision of such services does not impair the registered accountant’s independence.
The Board of Directors recommends that the stockholders vote “FOR” Proposal 4.

PROPOSAL 5
ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the Securities and Exchange Commission (the “SEC”). We intend to hold such an advisory vote on the compensation of our named executive officers, commonly known as a “say-on-pay” vote, each year in connection with our annual meeting of stockholders until the next vote on the frequency of the “say-on-pay” vote or until our Board of Directors otherwise determines that a different frequency for this advisory vote is in the best interests of our stockholders. The next advisory vote on the frequency of “say-on-pay” votes will occur no later than 2017.
As described in detail under the heading “Compensation Discussion and Analysis,” we seek to align the interests of our named executive officers with the interests of our stockholders and to reward performance that enhances stockholder returns. As discussed in the “Compensation Discussion and Analysis,” the Compensation Committee intends to place a greater emphasis in the future on performance-based compensation, as evidenced by the performance share awards and performance-based cash bonus awards granted to the Company’s executive officers by the Compensation Committee on January 27, 2014, subject to stockholder approval of the Computer Programs and Systems, Inc. 2014 Incentive Plan (Proposal 2). We believe that our compensation program has been, and will continue to be, successful in retaining and motivating our executive officers necessary for the current and long-term success of the Company.
We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific element of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this proxy statement. Accordingly, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended, we are asking our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2013 Summary Compensation Table and the other related tables and disclosure.”
This “say-on-pay” vote is advisory and, therefore, is not binding on the Company, our Board of Directors, or our Compensation Committee. However, our Board and our Compensation Committee value the opinions of our stockholders and will take into account the outcome of this vote in considering future compensation arrangements. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, the Compensation Committee and Board will evaluate whether any actions are necessary to address the concerns of stockholders.
The Board of Directors recommends that the stockholders vote “FOR” Proposal 5.

OTHER MATTERS
As of the date of this proxy statement, the Board of Directors of the Company does not know of any business which will be presented for consideration at the annual meeting other than that specified herein and in the Notice of Annual Meeting of Stockholders, but if other matters are properly presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.
DEADLINE FOR STOCKHOLDER PROPOSALS
In order for a proposal by a stockholder of the Company to be eligible to be included in the proxy statement and proxy form for the 2015 Annual Meeting of Stockholders pursuant to the proposal process mandated by Securities and Exchange Commission Rule 14a-8, the proposal must be received by the Company’s Corporate Secretary at Computer Programs and Systems, Inc., 6600 Wall Street, Mobile, Alabama 36695, on or before December 1, 2014.
If a stockholder proposal is submitted outside the proposal process mandated by Securities and Exchange Commission Rule 14a-8, and is submitted instead under the Company’s advance notice Bylaw provision (Section 1.13 of the Bylaws), the proposal must be received by the Company’s Corporate Secretary at Computer Programs and Systems, Inc., 6600 Wall Street, Mobile, Alabama 36695 not earlier than January 15, 2015 nor later than February 14, 2015, together with the necessary supporting documentation required under that Bylaw provision.
A COPY OF OUR 2013 ANNUAL REPORT TO STOCKHOLDERS, WHICH INCLUDES OUR FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULE, IS ENCLOSED WITH THIS PROXY STATEMENT. IF THE ANNUAL REPORT IS NOT INCLUDED, PLEASE NOTIFY US IN WRITING AT COMPUTER PROGRAMS AND SYSTEMS, INC., ATTENTION: DAVID A. DYE, 6600 WALL STREET, MOBILE, ALABAMA 36695.

APPENDIX A
COMPUTER PROGRAMS AND SYSTEMS, INC. 2014 INCENTIVE PLAN

1.	Purpose; Eligibility.
1.1General Purpose. The name of this plan is the Computer Programs and Systems, Inc. 2014 Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Computer Programs and Systems, Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
1.2Eligible Award Recipients. The persons eligible to receive Awards are the Employees of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees after the receipt of Awards.
1.3Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Nonqualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards and (f) Performance Compensation Awards.
2.Definitions.
“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any other jurisdiction where Awards are granted under the Plan.
“Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or a Performance Compensation Award.
“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board” means the Board of Directors of the Company, as constituted at any time.
“Cause” means:
 With respect to any Employee: (a) if the Employee is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) if no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.
The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
“Change in Control” means: (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the

Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) the incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) the date which is ten (10) business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) the acquisition by any Person of Beneficial Ownership of fifty percent (50%) or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than fifty percent (50%) of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.
“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.1 and Section 3.2.
“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.
“Company” means Computer Programs and Systems, Inc., a Delaware corporation, and any successor thereto.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate as an Employee is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with a “Separation from Service” as defined under Section 409A of the Code. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.
“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by Internal Revenue Service Notice 2007-49 and any subsequent authority promulgated by the Internal Revenue Service thereafter.
“Director” means a member of the Board.
“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.
“Disqualifying Disposition” has the meaning set forth in Section 14.10.
“Effective Date” shall mean the date as of which this Plan is adopted by the Board.
“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Code Section 424. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee in accordance with Section 409A of the Code and such determination shall be conclusive and binding on all persons.
“Free Standing Rights” has the meaning set forth in Section 7.1(a).
“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.4(d)(iv) of the Plan; provided that the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.
“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
“Nonqualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
“Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.
“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.
“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.4 of the Plan.
“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and shall be limited to the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total shareholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; and (u) completion of acquisitions or business expansion.
Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.
“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.
“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events:  (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; and (h) a change in the Company’s fiscal year.
“Performance Period” means the one or more periods of time, not less than one fiscal quarter, in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.
“Performance Share” means a right granted to a Participant to receive shares of Common Stock (or the Fair Market Value thereof in cash or any combination of cash and Common Stock, as determined by the Committee) based upon the achievement, or level of achievement, of Performance Goals during a Performance Period, as determined by the Committee at the time of grant of a Performance Share Award.
“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Permitted Transferee” means, unless otherwise authorized by the Committee (or the Board, as the case may be) in an Award Agreement, a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than fifty percent (50%) of the voting interests.
“Plan” means this Computer Programs and Systems, Inc. 2014 Incentive Plan, as amended and/or amended and restated from time to time.
“Related Rights” has the meaning set forth in Section 7.1(a).
“Restricted Award” means any Award granted pursuant to Section 7.2.
“Restricted Period” has the meaning set forth in Section 7.2(a).
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
“Securities Act” means the Securities Act of 1933, as amended.
“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.
“Stock for Stock Exchange” has the meaning set forth in Section 6.4.
“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.	Administration.
3.1Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee (or the Board, as the case may be) shall have the authority:
(a)to construe and interpret the Plan and apply its provisions;
(b)to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
(c)to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d)to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;
(e)to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f)to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;
(g)to determine the number of shares of Common Stock, if any, to be made subject to each Award;
(h)to determine whether each Option is to be an Incentive Stock Option or a Nonqualified Stock Option;
(i)to prescribe the terms and conditions of each Award, including without limitation the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;
(k)to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;
(l)to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting or the term of any outstanding Award or extending the exercise period of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(m)to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
(n)to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(o)to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and
(p)to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
The Committee also may modify the purchase price or the exercise price of any outstanding Award, including cash buyouts, cancellations, substitutions and exchanges, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.
3.2Committee Decisions Final. All decisions made by the Committee (or the Board, as the case may be) pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
3.3Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
3.4Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, (i) if the Board intends to satisfy the exemption requirements of Rule 16b-3 with respect to Awards to any insider subject to Section 16 of the Exchange Act that are to be approved by the Committee rather than the Board, then the Committee shall be composed solely of a compensation committee of the Board that consists solely of two or more Non-Employee Directors, and (ii) if the Board intends to satisfy the exemption requirements of Section 162(m) of the Code with respect to Awards to any Covered Employee, then the Committee shall be a compensation committee of the Board that consists solely of two or more Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code; or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.
3.5Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within sixty (60) days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.	Shares Subject to the Plan.
4.1Subject to adjustment in accordance with Section 11, a total of 700,000 shares of Common Stock shall be available for the grant of Awards under the Plan; provided that no more than 100,000 shares of Common Stock may be granted as Incentive Stock Options. Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one (1) share for every one (1) Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two (2) shares of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.
4.2Shares of Common Stock available for issuance by the Company under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
4.3Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one-year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 100,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 100,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 4.3.
4.4Any shares of Common Stock subject to an Award that is cancelled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.4 shall be added back as one (1) share if such shares were subject to Options or Stock Appreciation Rights and as two (2) shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein, (a) shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (i) shares tendered in payment of an Option or a Stock Appreciation Right or (ii) shares delivered by a Participant or withheld by the Company to satisfy any tax withholding obligation related to the exercise or settlement of an Option or a Stock Appreciation Right; and (b) shares repurchased on the open market with the proceeds of an Option Exercise Price shall not again be made available for issuance under the Plan. Furthermore, notwithstanding that a Stock Appreciation Right is settled by the delivery of a net number of shares, the full number of shares underlying such Stock Appreciation Right shall not be available for subsequent Awards under the Plan. Shares subject to Awards that are settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

5.	Eligibility.
5.1Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees and those individuals whom the Committee determines are reasonably expected to become Employees following the Grant Date.
5.2Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five (5) years from the Grant Date.
6.Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
6.1Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the Grant Date. The term of a Nonqualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Nonqualified Stock Option shall be exercisable after the expiration of ten (10) years from the Grant Date.
6.2Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
6.3Exercise Price of a Nonqualified Stock Option. The Option Exercise Price of each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Nonqualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.
6.4Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) through a “cashless” exercise program established with a broker; (iii) by a reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Award Agreement, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by an Officer that involves a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.
6.5Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.6Transferability of a Nonqualified Stock Option. A Nonqualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee, to the extent provided in the Award Agreement. If the Nonqualified Stock Option does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7Vesting of Options. Each Option that vests solely based on the continued service of the Participant shall vest and therefore become exercisable no earlier than three (3) years after the Grant Date; provided that such Option may include graduated vesting within such three-year period. Each Option that vests based on the achievement of performance or other criteria shall vest and therefore become exercisable no earlier than one (1) year after the Grant Date. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.
6.8Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three (3) months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.9Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three (3) months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date twelve (12) months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.
6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date twelve (12) months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.
6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.
7.Provisions of Awards Other Than Options.
7.1Stock Appreciation Rights.
(a)General
Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).
(b)Grant Requirements
Any Related Right that relates to a Nonqualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)Term of Stock Appreciation Rights
The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth (10th) anniversary of the Grant Date.
(d)Vesting of Stock Appreciation Rights
Each Stock Appreciation Right shall vest and therefore become exercisable no earlier than three (3) years after the Grant Date; provided that such Stock Appreciation Right may include graduated vesting within such three-year period. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.
(e)Exercise and Payment
Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.
(f)Exercise Price
The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than one hundred percent (100%) of the Fair Market Value of one (1) share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.
(g)Reduction in the Underlying Option Shares
Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
7.2Restricted Awards.
(a)General
A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)Restricted Stock and Restricted Stock Units

(i)
Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends.

(ii)
The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one (1) share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one (1) share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit (in any event, no later than two and one-half (2 ½) months following the year in which such settlement occurs) and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)Restrictions

(i)
Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)
Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)
The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(d)Restricted Period
With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end no earlier than three (3) years after the Grant Date; provided that a Restricted Award may include graduated vesting within such three-year period. Any Restricted Award that vests based on the achievement of performance or other criteria shall vest no earlier than one (1) year after the Grant Date. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)Delivery of Restricted Stock and Settlement of Restricted Stock Units
Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share). Upon the expiration of the Restricted Period (in any event, no later than two and one-half (2 ½) months following the year in which such expiration occurs) with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one (1) share of Common Stock for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit.
(f)Stock Restrictions
Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
7.3Performance Share Awards.

(a)	Grant of Performance Share Awards
Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)	Earning Performance Share Awards
The number of Performance Shares earned by a Participant will depend on the extent to which the Performance Goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout or issuance of shares of Common Stock shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold Performance Goal(s) have been achieved.

(c)	Dividend Equivalents on Performance Share Awards
In no event shall any Dividend Equivalents be paid with respect to any Performance Share Awards until such awards are earned, it being understood that Dividend Equivalents may be credited with respect to such awards, with payment subject to such awards actually being earned.
7.4Performance Compensation Awards.
(a)General
The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

(b)Eligibility
The Committee will, in its sole discretion, designate within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.4. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.
(c)Discretion of Committee with Respect to Performance Compensation Awards
With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.4(c) and record the same in writing.
(d)Payment of Performance Compensation Awards

(i)	Condition to Receipt of Payment
Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)	Limitation
A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period. A Participant shall not be entitled to receive dividends on any unearned Performance Compensation Award.

(iii)	Certification
Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.4(d)(iv) hereof, if and when it deems appropriate.

(iv)	Use of Discretion
In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 7.4(d)(vi) of the Plan.

(v)	Timing of Award Payments
Performance Compensation Awards granted for a Performance Period, and any earned Dividend Equivalents related thereto, shall be paid to Participants within two and one-half (2 ½) months following the year in which completion of the certifications occurs as required by this Section 7.4.

(vi)	Maximum Award Payable
Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period (excluding any Options and Stock Appreciation Rights) is 100,000 shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.4(a) shall be $2,000,000.
8.Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.
9.Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.
10.Miscellaneous.
10.1Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
10.2Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.
10.3No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate the employment of an Employee with or without notice and with or without Cause pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
10.4Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.
10.5Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b)

authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.
11.Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.4(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Nonqualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Nonqualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
12.Effect of Change in Control.
12.1Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:
(a)In the event of a Change in Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to one hundred percent (100%) of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to one hundred percent (100%) of the shares of Restricted Stock or Restricted Stock Units.
(b)With respect to Performance Compensation Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee. The payment of such partial or full Award shall take place no later than two and one-half (2 ½) months following the year in which such Change in Control occurs.
To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.
12.2In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least ten (10) days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.
12.3The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.Amendment of the Plan and Awards.
13.1Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.
13.2Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.
13.3Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
13.4No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
13.5Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
14.General Provisions.
14.1Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include without limitation breach of non-competition, non-solicitation, confidentiality or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
14.2Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).
14.3Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
14.4Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
14.5Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.
14.6Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, thirty (30) days shall be considered a reasonable period of time.
14.7No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
14.8Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including without limitation restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.9Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
14.10Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two (2) years from the Grant Date of such Incentive Stock Option or within one (1) year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
14.11Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.11, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
14.12Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.
14.13Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If no valid beneficiary designation form is on file with the Company at the time of a Participant’s death, the default beneficiary of such Participant shall be the Participant’s spouse, if any, then to any children equally, per stirpes.
14.14Expenses. The costs of administering the Plan shall be paid by the Company.
14.15Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.
14.16Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.
14.17Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
15.Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
16.Termination or Suspension of the Plan. The Plan shall terminate automatically on May 15, 2019. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 7.4 of the Plan and the definition of “Performance Goal” and “Performance Criteria” to the Company’s shareholders at the first shareholder meeting that occurs in the fifth (5th) year following the year in which the Plan was last approved by shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.4 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.
17.Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.
As adopted by the Board of Directors of Computer Programs and Systems, Inc. on January 27, 2014.
As approved by the shareholders of Computer Programs and Systems, Inc. on May 15, 2014.

APPENDIX B

~~Amendment and Restatement of the~~
Computer Programs and Systems, Inc.
Amended and Restated
2005 Restricted Stock Plan

Effective as of May 12, 2005
(As Amended and Restated on ~~January 27, 2006~~May 15, 2014)

~~This~~This Computer Programs and Systems, Inc. Amended and Restated 2005 Restricted Stock Plan (the “Plan”) is established by the Board of Directors of Computer Programs and Systems, Inc., a Delaware corporation (the “Company”), has been adopted by the Board of Directors of the Company (the “Board~~”)~~”), and has been approved by the stockholders of the Company. The Compensation Committee of the Board approved the Amendment and Restatement of the Plan on January 27, 20~~06~~14.

ARTICLE I
Purpose

The purpose of this Plan is to promote the interests of the Company and its stockholders by granting restricted stock to ~~the Executives~~executives and key employees of the Company in order to: (1) attract, retain and motivate executives and key ~~Executives~~employees of the Company, (2) strengthen the mutuality of interests between such ~~Executives~~executives and key employees and the Company’s stockholders by providing incentives to maximize shareholder value, and (3) provide ~~the Executives~~such executives and key employees with a proprietary interest in maximizing the growth, profitability and overall success of the Company.

ARTICLE II
Definitions

For purposes of this Plan, the following terms will have the meanings set forth below:

“Award” means a grant of Restricted Stock under the Plan, subject to the terms and conditions of the Plan and the applicable Award Agreement.

“Award Agreement” means a Restricted Stock Award Agreement between the Company and an Executive evidencing the terms and conditions of an Award of Restricted Stock.

“Board” means the Board of Directors of the Company.

“Cause” means a felony conviction of an Executive or the failure of an Executive to contest prosecution for a felony, or an Executive’s willful misconduct or dishonesty which is harmful to the business or reputation of the Company, as determined by the Board in its sole discretion.

“Change in Control” will be deemed to have occurred if (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or any two or more persons acting as a partnership, syndicate or other such group (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; (iii) ~~the stockholders of the Company approve~~consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that ~~would result~~results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the ~~stockholders of the Company approve~~consummation of a plan of complete liquidation of the Company or ~~an agreement for~~ the sale or disposition by the Company of all or substantially all of the Company’s assets. ~~If any of the events enumerated in clauses (i) through (iv) occur, the Boar shall determine the effective date of the Change in Control resulting therefrom, for purposes of the Plan.~~

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board, or such other committee of the Board as may be appointed by the Board to administer the Plan. The Committee shall at all times consist of two or more members of the Board, and the Committee members must (i) satisfy the requirements of Rule 16b-3 under the Exchange Act and (ii) meet any applicable independence standards promulgated by NASDAQ or by any stock exchange on which the Company’s Stock is then listed. To the extent the Board considers it necessary or desirable to qualify compensation under Section 162(m) of the Code, each member of the Committee shall be an “outside director” within the meaning of Section 162(m) of the Code. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee shall be filled by the Board. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine.

“Company” means Computer Programs and Systems, Inc~~.,~~. (a Delaware corporation~~, or~~), any successor to such corporation, and any wholly-owned subsidiary of such corporation.

“Disability” means a permanent and total disability as defined in the Company’s long term disability insurance program; provided, however, that in the event no such program is in effect, Disability shall mean a total and permanent disability or incapacity resulting from medically demonstrable bodily injury or disease (i) which prevents the Executive from engaging in any regular occupation for compensation or profit, (ii) which has continuously existed for a period of at least six months, and (iii) for which the Employee would be eligible for or is in receipt of disability benefits under the Federal Social Security Act. Disability will be determined by the Board who may reasonably require the Executive to undergo examination by a qualified physician selected by the Board at any time or times for the purposes of determining whether the Employee incurred and continues to have a Disability.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive” means (i) any ‘executive officer’ (as such term is defined in Rule 3b-7 under the Exchange Act) of the Company, as determined by the Board, in its sole and absolute discretion~~.~~, and (ii) any key employee of the Company, as identified as such by the Committee, in its sole and absolute discretion.

“Fair Market Value” means, unless otherwise determined by the Board, the closing price on the date of determination for a share of Stock, or if there were no sales on such date, the most recent prior date on which there were sales, as reported by the Nasdaq National Market.

“Performance Criteria” as defined in Article VIII.

“Plan” means this 2005 Restricted Stock Plan, as amended from time to time.

“Restricted Stock” means Stock issued pursuant to the Plan.

“Restricted Period” as defined in Section 7.4.

“Rule 16b-3” means the exemption under Rule 16b-3, promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, or any successor to such rule, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock” means the $.001 par value common stock of the Company.

ARTICLE III
Stock Subject to Plan; Adjustments

3.1    Stock Reserved. Subject to adjustments as provided in Section 3.3 below, an aggregate of 300,000 shares of the Stock have been reserved by the Company for the grant of Awards under the Plan. In the event that shares of Restricted Stock are issued under the Plan and thereafter are forfeited, such forfeited shares may again be issued under the Plan.

3.2    Type of Shares Distributable. Restricted Stock may consist, in whole or in part, of authorized and unissued Stock, of Stock reacquired by the Company through purchase in open market or private transactions, or of Stock that was forfeited, as provided for in Section 3.1 above.

3.3    Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, reverse stock split, combination, repurchase, or exchange of shares of Stock or other securities of the Company, or other similar corporate transactions or events or change in corporate structure affecting the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits and potential benefits inteneded to be made available under the Plan, then the Committee, in such a manner as it deems equitable, shall make an appropriate substitution or adjustment in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the kind, number and price of shares subject to outstanding Restricted Stock Awards granted under the Plan; provided that the number of shares subject to any Award shall always be a whole number. Such substitutions or adjustments shall be made as may be determined by the Committee, in its sole discretion, and shall be conclusive and binding for purposes of the Plan.

ARTICLE IV
Eligibility

Only Executives are eligible to be selected by the Committee to receive an Award of Restricted Stock under the Plan. Participants in the Plan shall be selected by the Committee from those Executives who, in the estimation of the Committee, have a substantial opportunity to influence the long-term profitability of the Company.

ARTICLE V
Effective Date; Duration

Upon adoption by the Board, the Plan becomes effective on the date the stockholders of the Company approve the Plan (the “Effective Date”). The Plan shall terminate ten years from the Effective Date, unless terminated earlier pursuant to Article X, and no Awards may be granted thereafter.

ARTICLE VI
Administration

6.1    General. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) select which Executives may receive Award under the Plan, (ii) determine the number of shares of Restricted Stock to be awarded to an Executive, (iii) determine the form, terms and conditions of each Award Agreement, including, without limitation, the length of the Restricted Period and the applicable Performance Criteria, if any, (iv) determine whether to designate if an Award is intended to be “performance-based compensation” as such term is used in Section 162(m) of the Code, (v) interpret and administer the Plan and any instrument or agreement relating to, or grant made under, the Plan, (vi) establish, interpret, amend, suspend, rescind or waive any rules and regulations relating to the Plan, (vii) appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary to or desirable for the administration of the Plan. Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, including for the purpose of ensuring that transactions under the Plan by Executives who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3 under the Exchange Act. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board, except where the context otherwise requires.

6.2    Committee Discretion Binding. Unless otherwise expressly provided under the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all persons, including the Company, any Executive, any holder or beneficial owner of Restricted Stock and any stockholder of the Company.

6.3    Limitation of Liability. No member of the Committee and no Executive shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or Executive or by any agent to whom duties in connection with the administration of the Plan have been delegated.

6.4    Indemnification. The Company shall indemnify members of the Committee against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

Article VII
Restricted Stock

7.1    Award of Restricted Stock; Award Agreement. The Committee may grant an Award of Restricted Stock to an Executive. Any Award of Restricted Stock granted to an Executive shall include a Restricted Period of at least three (3) years. After the Committee determines that it will offer an Award to an Executive, it will advise the Executive in writing, by means of an Award Agreement, of the terms, conditions, and restrictions, if any, related to the Award, including the terms under which the Restricted Stock may become vested and the number of shares the Executive shall be entitled to receive. The Award shall be accepted by the Executive upon execution of an Award Agreement in the manner determined by the Committee.

7.2    Maximum Award. The maximum number of shares of Restricted Stock that can vest to any Executive in any one calendar year, determined as of the date of the grant of the Award, shall be that number of shares the Fair Market Value of which is equal to fifty percent (50%) of Executive’s annual base salary in effect on the date of the Award. For purposes of calculating the number of shares of Restricted Stock that can vest under this provision of Section 7.2, the Restricted Stock will be valued at Fair Market Value as of the close of business on the date of the grant of such Award.

7.3    Purchase Price. Restricted Stock shall be offered under the Plan for such consideration in cash, other property or services as is determined by the Committee and set forth in the Award Agreement.

7.4    Restricted Period. At the time an Award of Restricted Stock is made, the Committee shall establish a period of time during which the transfer of shares of Restricted Stock shall be restricted and be subject to forfeiture, as provided in Section 7.5 (the “Restricted Period”). The duration of the Restricted Period and the limitations on transferability will be set forth in the Award Agreement. The minimum Restricted Period, however, shall be three years from the date of the Award. Each Award may have a different Restricted Period.

7.5    Risk of Forfeiture. In the event of the termination of an Executive’s employment or affiliation with the Company, or in the event that the recipient of an Award no longer satisfies the definition of an Executive, for any reason other than those set forth in this Section 7.5 or in Section 7.10, the Executive, or former Executive, as the case may be, shall, for no consideration, forfeit to the Company all shares of Restricted Stock issued pursuant to this Plan that have not previously vested. In the event the Company terminates an Executive’s employment without Cause, the Executive shall forfeit to the Company all shares of Restricted Stock issued pursuant to this Plan that have not previously vested as of the date of such termination; provided, however, that the Board of Directors may determine, in its sole discretion, at the time of the ~~e~~Executive’s termination without Cause, to accelerate the vesting of all or any portion of the shares of Restricted Stock that had not vested prior to such termination. In the event of such an acceleration of vesting, a stock certificate shall be delivered in accordance with Section 7.9 below.

7.6    Transferability of Awards. Except as otherwise provided by the Committee, no Restricted Stock awarded under this Plan shall be transferred, sold, exchanged, pledged or otherwise disposed of by an Executive during the Restricted Period, other than (i) by the Executive’s last will and testament, (ii) by the applicable laws of descent and distribution, or (iii) as otherwise determined by the Committee.

7.7    Stock Certificate Representing Restricted Stock. The Company shall issue stock certificates that evidence Restricted Stock pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions substantially in the form provided below:

The transferability of this certificate and the shares of stock represented by this certificate are subject to the terms and conditions (including forfeiture) of the Computer Programs and Systems, Inc. 2005 Restricted Stock Plan and an Award Agreement entered into by the registered owner and Computer Programs and Systems, Inc. Copies of such Plan and Agreement are on file in the offices of Computer Programs and Systems, Inc.

7.8    Escrow of Stock. To facilitate the enforcement of the transfer restrictions prior to vesting, the Company may require that the stock certificate(s) evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may, but need not be, the Company) until the restrictions thereon have lapsed. The Company may require the Executive to execute a stock power endorsed in blank related to the shares covered by the Award.

7.9    Issuance of Shares Upon Vesting. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including without limitation a determination by the Committee that the Performance Criteria have been met, the restrictions applicable to the Restricted Stock shall lapse and a stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered as soon as administratively possible, free of all such restrictions and legends, except any that may be imposed by law. A new stock certificate for the balance of any shares that remain Restricted Stock shall be issued with appropriate restrictive legends and may be held in escrow pursuant to Section 7.8 above, pending the lapse of such restrictions with respect to those shares.

7.10     Accelerated Vesting. In the event of (i) a Change in Control of the Company, (ii) the death of the Executive, or (iii) the Disability of the Executive, the Restricted Period will be deemed to have lapsed and all conditions, including without limitation the Performance Criteria, will be deemed to have been satisfied, and all Awards granted to such Executive under this Plan shall become 100% vested as of the date of the Change in Control, the death, or the Disability, as the case may be, and a stock certificate shall be delivered in accordance with Section 7.9 above.

7.11    Voting and Dividend Rights. The Executive will be entitled to voting rights and dividend rights during the Restricted Period. The Executive will be entitled to retain cash dividends even if the shares of Restricted Stock are later forfeited.

ARTICLE VIII
Performance Criteria

The Committee may condition the lapse of restrictions under an Award Agreement on the achievement of certain financial goals or measurements (the “Performance Criteria”). Such Performance Criteria may include the following: (i) annual growth in net income, (ii) annual cash collections on sales, (iii) annual growth in new system installation contracts, (iv) annual growth in the average size of installation contracts, (v) annual growth in revenue, (vi) annual growth in the number of hospital clients, (vii) net income per diluted share, or (viii) any other reasonable basis that the Committee selects; provided that, to the extent the Committee determines that it is necessary to qualify compensation under Section 162(m) of the Code, the Performance Criteria shall be based on one or more criteria listed in (i) through (vii) above. The Committee shall make all determinations as to whether the selected Performance Criteria has been satisfied and shall reserve the right to modify or amend the Performance Criteria, in accordance with Article X. For Awards expressly intended to comply with Section 162(m) of the Code, discretion used by the Committee pursuant to this Article may only be used if permissible under Section 162(m).

ARTICLE IX
Withholding of Tax; 83(b) Election

9.1    Withholding of Tax. To the extent that the receipt of the Restricted Stock or the lapse of any restrictions results in income to an Executive for federal or state income tax purposes, the Executive shall deliver to the Company at the time of such receipt or lapse, as the case may be, such amount of money or shares of unrestricted Stock as the Company may require to meet its withholding obligation under applicable tax laws or regulations, and, if Executive fails to do so, the Company is authorized to withhold from any cash or Stock remuneration then or thereafter payable to Executive any tax required to be withheld.

9.2    83(b) Election. Section 83(b) of the Code allows a recipient of Restricted Stock to elect to immediately recognize ordinary compensation income in an amount equal to the Fair Market Value of the Restricted Stock on the date of the grant (an “83(b) Election”). An Executive of the Company may make an 83(b) Election only with the prior written approval of the Committee.

ARTICLE X
Amendment; Termination

Unless applicable laws, regulations, or Nasdaq listing standards provide otherwise, the Committee may at any time terminate the Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the Company’s stockholders, provided that no such termination or amendment shall adversely affect or impair any then outstanding Award without the consent of the Executive holding that Award.

ARTICLE XI
General Provisions

11.1    No Right to Continued Employment. Neither the Plan nor any action taken thereunder shall be construed as giving any Executive the right to be retained in the employ of the Company, nor shall it interfere in any way with the right the Company may have to terminate the Executive.

11.2    No Right to Awards. No Executive shall have any claim to be granted Restricted Stock and there is no obligation for uniformity of treatment of Executives. The terms and conditions of Awards need not be the same with respect to each recipient.

11.3    Compliance with Legal and Nasdaq Requirements. The Plan, the granting of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such listing with Nasdaq or registration or qualification of such Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Executive to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations.

11.4     Compliance with Section 162(m) of the Code and Rule 16b-3 of the Exchange Act. If any provision of the Plan or any Award Agreement relating to a qualified performance based award or to a person subject to Section 16 of the Exchange Act does not comply or is inconsistent with the requirements of Section 162(m) of the Code or Rule 16b-3 under the Exchange Act, such provision shall be construed or deemed to be amended or to be null and void to the extent necessary to conform to such requirements.

11.5    Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

11.6    Headings. Headings are given to the Articles and sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provisions thereof.

REVOCABLE PROXY
COMPUTER PROGRAMS AND SYSTEMS, INC.
6600 WALL STREET
MOBILE, ALABAMA 36695
This Proxy is solicited on behalf of the Board of Directors of Computer Programs and Systems, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held on May 15, 2014, and at any postponements or adjournments thereof (the “Annual Meeting”).
The undersigned hereby appoints David A. Dye and J. Boyd Douglas, and each of them with full power of substitution, as proxies for the undersigned, and hereby authorizes them, or either of them, to represent the undersigned at the Annual Meeting and to vote on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements thereof.
(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF
COMPUTER PROGRAMS AND SYSTEMS, INC.
May 15, 2014

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Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders:
The Proxy Statement and
the 2013 Annual Report to Stockholders are available at:
http://investors.cpsi.com
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
â Please detach along perforated line and mail in the envelope provided. â

00000333333000000000 3	51514

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE LISTED NOMINEES AS DIRECTORS
AND “FOR” PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1. To elect the following two persons as Class III directors to serve on the Board of Directors until the 2017 annual meeting and until their successors are duly elected and qualified:
	FOR	AGAINST	ABSTAIN
1.1 David A. Dye	☐	☐	☐
1.2 A. Robert Outlaw, Jr.	☐	☐	☐
2. To approve the adoption of the Computer Programs and Systems, Inc. 2014 Incentive Plan.	☐	☐	☐
3. To approve the amendment and restatement of the Computer Programs and Systems, Inc. 2005 Restricted Stock Plan.	☐	☐	☐
4. To ratify the appointment of Grant Thornton LLP as independent registered public accountants for the year ending December 31, 2014.	☐	☐	☐
5. To approve, on an advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐

          The undersigned acknowledges that the Annual Meeting may be postponed or adjourned to a date subsequent to the date set forth on the reverse side, and intends that this Proxy shall be effective at the Annual Meeting after such postponement(s) or adjournment(s). This Proxy is revocable, and the undersigned may revoke it at any time by delivery of written notice of such revocation to the Company or its agent, American Stock Transfer & Trust Company, LLC, prior to the date of the Annual Meeting, or by attendance at the Annual Meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned. If no direction is made, this Proxy will be voted FOR all of the listed nominees in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.